                                 [JANUS LOGO]
                               JANUS RETIREMENT
                                 ADVANTAGE(R)
                               VARIABLE ANNUITY
                                  Prospectus

                                Issued Through
                         WRL SERIES ANNUITY ACCOUNT B
                                      By
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

This prospectus gives you important information about the Janus Retirement Advantage(R), a flexible payment variable accumulation deferred annuity contract. Please read this prospectus and the prospectuses for the Janus Aspen Series before you invest and keep them for future reference. This Contract is available to individuals and can be used with individual retirement plans. This Contract is not available in all states.

You can put your money into 15 investment choices: a fixed account and 14 subaccounts of the WRL Series Annuity Account B. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio of the Janus Aspen Series. Your investments in the Janus portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve. The 14 portfolios we currently offer through the subaccounts under this Contract are:

                              JANUS ASPEN SERIES

                    Growth Portfolio            International Growth Portfolio
         Aggressive Growth Portfolio                Worldwide Growth Portfolio
      Capital Appreciation Portfolio            Global Life Sciences Portfolio
           Strategic Value Portfolio               Global Technology Portfolio
              Core Equity Portfolio*                 Flexible Income Portfolio
                  Balanced Portfolio                    High-yield Portfolio**
         Growth and Income Portfolio                    Money Market Portfolio


                                                                     May 1, 2001
                                                   as supplemented July 31, 2001

 * Formerly, Equity Income Portfolio.
** High-Yield Portfolio is closed to new investors effective May 1, 2001. JANUS
   Capital Corporation anticipates liquidation of the Portfolio soon after regulatory approvals are obtained.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                    [JANUS LOGO]

                                                                    [JANUS LOGO]

If you would like more information about the Janus Retirement Advantage(R), you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 2001 as supplemented July 31, 2001. Please call us at 1-800-504-4440 (Monday-Friday, 9:00 A.M.-6:00 P.M., Eastern Time) or write us at: Western Reserve, Administrative Office -- Annuity Department P.O. Box 9052, Clearwater, Florida 33758-9052. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the Contract and the Janus portfolios:
 . are not bank deposits
 . are not federally insured
 . are not endorsed by any bank or government agency
 . are not guaranteed to achieve their goal
 . involve risks, including possible loss of premium

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Definitions of special terms.............................................................     3
Summary..................................................................................     7
Annuity contract fee table...............................................................    15
Example..................................................................................    17

 1. The annuity contract.................................................................    19

 2. Annuity payments (the income phase)..................................................    21
    Annuity Payment Options Under the Contract...........................................    22
    Fixed Annuity Payment Options........................................................    23
    Variable Annuity Payment Options.....................................................    24

 3. Purchase.............................................................................    26
    Contract Issue Requirements..........................................................    26
    Purchase Payments....................................................................    26
    Initial Purchase Requirements........................................................    26
    Additional Purchase Payments.........................................................    27
    Maximum Annual Purchase Payments.....................................................    27
    Allocation of Purchase Payments......................................................    27
    Right to Cancel Period...............................................................    28
    Policy Delivery Receipt..............................................................    28
    Annuity Value........................................................................    29
    Accumulation Units...................................................................    29

 4. Investment Choices...................................................................    31
    The Separate Account.................................................................    31
    Janus Aspen Series...................................................................    31
    The Fixed Account....................................................................    32
    Transfers............................................................................    33
    Systematic Exchanges.................................................................    35
    Asset Rebalancing Program............................................................    35
    Telephone Transactions...............................................................    36

 5. Expenses.............................................................................    38
    Partial Withdrawals and Complete Surrenders..........................................    38
    Mortality and Expense Risk Charge....................................................    38
    Administrative Charge................................................................    38
    Annual Contract Charge...............................................................    39
    Transfer Charge......................................................................    39
    Premium Taxes........................................................................    39
    Federal, State and Local Taxes.......................................................    40
    Portfolio Management Fees............................................................    40

                       Janus Retirement Advantage Variable Annuity prospectus  1

6.  Taxes................................................................................    41
    Annuity Contracts in General.........................................................    41
    Qualified and Nonqualified Contracts.................................................    41
    Partial Withdrawals and Complete Surrenders - Nonqualified Contracts.................    42
    Multiple Contracts...................................................................    43
    Diversification and Distribution
    Requirements.........................................................................    44
    Partial Withdrawals and Complete Surrenders - Qualified Contracts....................    44
    Taxation of Death Benefit Proceeds...................................................    45
    Annuity Payments.....................................................................    45
    Transfers, Assignments or Exchanges of Contracts.....................................    46
    Separate Account Charges.............................................................    46
    Possible Tax Law Changes.............................................................    47

7.  Access to your money.................................................................    48
    Partial Withdrawals and Complete Surrenders..........................................    48
    Delay of Payment and Transfers.......................................................    49
    Systematic Partial Withdrawals.......................................................    50

8.  Performance..........................................................................    52

9.  Death benefit........................................................................    53
    Payments on Death....................................................................    53
    Amount of Death Benefit During the Accumulation Period...............................    54
    Alternate Payment Elections Before the Maturity Date.................................    55

10. Other information....................................................................    56
    Ownership............................................................................    56
    Annuitant............................................................................    56
    Beneficiary..........................................................................    56
    Assignment...........................................................................    56
    Western Reserve Life Assurance Co. of Ohio...........................................    57
    The Separate Account.................................................................    57
    Exchanges............................................................................    58
    Voting Rights........................................................................    59
    Distribution of the Contracts........................................................    59
    Non-Participating Contract...........................................................    59
    Variations in Contract Provisions....................................................    60
    IMSA.................................................................................    60
    Legal Proceedings....................................................................    60
    Financial Statements.................................................................    61

Table of contents of the Statement of Additional Information.............................    62

Appendix A
    Condensed Financial Information......................................................    63

Appendix B
    Historical Performance Data..........................................................    68

2  Janus Retirement Advantage Variable Annuity prospectus

Definitions of special terms
--------------------------------------------------------------------------------

accumulation period                The period between the Contract date and the
                                   maturity date while the Contract is in force.


accumulation unit value            An accounting unit of measure we use to
                                   calculate subaccount values during the
                                   accumulation period.


administrative office              Our administrative office and mailing address
                                   is P.O. Box 9052, Clearwater, Florida 33758-
                                   9052. Our street address is 570 Carillon
                                   Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-504-4440.


age The issue age, which is the annuitant's age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term "age" in this prospectus, it has the same meaning as "attained age" in the Contract.


annuitant                          The person you named in the application (or
                                   later changed), to receive annuity payments.
                                   The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.


annuity unit value                 An accounting unit of measure we use to
                                   calculate annuity payments from certain
                                   subaccounts after the maturity date.


annuity value                      The sum of the separate account value and the
                                   fixed account value at the end of any
                                   valuation period.


beneficiary(ies)                   The person(s) you elect to receive the death
                                   benefit proceeds under the Contract.


cash value                         The annuity value less any applicable premium
                                   taxes.


Code                               The Internal Revenue Code of 1986, as
                                   amended.


                      Janus Retirement Advantage Variable Annuity prospectus   3

Contract date                      The later of the date on which the initial
                                   purchase payment is received, or the date that the properly completed application is received, at Western Reserve's administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.


death report day                   The valuation date on which we have received
                                   both proof of death of the owner who is the annuitant and your beneficiary's election regarding payment.


fixed account                      An option to which you can direct your money
                                   under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.


fixed account value                During the accumulation period, your
                                   Contract's value in the fixed account.


in force Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.


maturity date                      The date on which the accumulation period
                                   ends and annuity payments begin. The latest maturity date is the annuitant's 90th birthday.


NYSE                               New York Stock Exchange.


nonqualified Contracts             Contracts issued other than in connection
                                   with retirement plans.


owner
   (you, your)                     The person(s) entitled to exercise all rights
                                   under the Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.


4  Janus Retirement Advantage Variable Annuity prospectus
portfolio                          A separate investment portfolio of the Trust.


purchase payments                  Amounts paid by an owner or on the owner's
                                   behalf to Western Reserve as consideration for the benefits provided by the Contract.
                                   When we use the term "purchase payment" in this prospectus, it has the same meaning as "net payment" in the Contract, which means the purchase payment less any applicable premium taxes.


qualified Contracts                Contracts issued in connection with
                                   retirement plans that qualify for special federal income tax treatment under the Code.


separate account                   WRL Series Annuity Account B, a separate
                                   account composed of subaccounts established to receive and invest purchase payments not allocated to the fixed account.


separate account value             During the accumulation period, your
                                   Contract's value in the separate account, which equals the sum of the values in each subaccount.


subaccount                         A subdivision of the separate account that
                                   invests exclusively in the shares of a
                                   specified portfolio and supports the
                                   Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.


surrender                          The termination of a Contract at the option
                                   of the owner.


Trust Janus Aspen Series, an investment company registered with the U.S. Securities and Exchange Commission.


valuation date/business day        Each day on which the NYSE is open for
                                   trading, except when a subaccount's
                                   corresponding port-


                      Janus Retirement Advantage Variable Annuity prospectus   5
                                   folio does not value its shares. Western
                                   Reserve is open for business on each day that the NYSE is open. When we use the term "business day," it has the same meaning as valuation date.


valuation period                   The period of time over which we determine
                                   the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE
                                   (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.


Western Reserve
   (we, us, our)                   Western Reserve Life Assurance Co. of Ohio.


6  Janus Retirement Advantage Variable Annuity prospectus

Summary
--------------------------------------------------------------------------------

      The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.


1. The annuity contract

      The Janus Retirement Advantage(R) is a flexible payment variable accumulation deferred annuity contract (the "Contract") offered by Western Reserve. It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

      The Contract allows you to direct your money into any of the 14 subaccounts. Each subaccount invests exclusively in a single portfolio of the Janus Aspen Series (the "Trust"). The money you invest in the subaccounts will fluctuate daily based on the portfolio's investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

      You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 4%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

      You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

      The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money


                        Janus Retirement Advantage Variable Annuity prospectus 7 you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.


2. Annuity payments (the income phase)

      The Contract allows you to receive income under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. You cannot annuitize before your Contract's fifth anniversary.


3. Purchase

      You can buy this Contract with $2,500 or more under most circumstances. You can add as little as $100 at any time during the accumulation period. We allow purchase payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.


8  Janus Retirement Advantage Variable Annuity prospectus

4. Investment choices

      You can invest your money in any of the 14 portfolios of the Trust by directing it to the corresponding subaccount. The portfolios are described in the prospectuses for the Trust. The portfolios now available to you under the Contract are:

      Janus Aspen Series

      Growth Portfolio                         International Growth Portfolio
      Aggressive Growth Portfolio              Worldwide Growth Portfolio
      Capital Appreciation Portfolio           Global Life Sciences Portfolio
      Strategic Value Portfolio                Global Technology Portfolio
      Core Equity Portfolio*                   Flexible Income Portfolio
      Balanced Portfolio                       High-Yield Portfolio**
      Growth and Income Portfolio              Money Market Portfolio

       * Formerly, Equity Income Portfolio.
      ** High-Yield Portfolio is closed to new investors effective May 1, 2001.
         Janus Capital Corporation anticipates liquidation of the Portfolio soon after regulatory approvals are obtained.

      Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

      You can also allocate your purchase payments to the fixed account. The fixed account is not available in all states. Residents of New Jersey and Washington may not direct or transfer any money to the fixed account.

      Transfers. You have the flexibility to transfer assets within your Contract. At any time during the accumulation period you may transfer amounts among the subaccounts and between the subaccounts and the fixed account. Certain restrictions apply.

5. Expenses

      We do not take any deductions from purchase payments at the time you buy the Contract. You invest the full amount of each purchase payment in one or more of the investment choices.


                      Janus Retirement Advantage Variable Annuity prospectus   9

      During the accumulation period and the income phase, we deduct a daily mortality and expense risk charge of 0.50% and a daily administrative charge of 0.15% each year from the money you have invested in the subaccounts.

      During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary. We currently waive this charge if the annuity value of your Contract equals or exceeds $25,000 on the Contract anniversary when this charge is payable. Although the Contract permits us to assess this charge if you surrender your Contract, we currently waive this charge at surrender.

      We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year.

      We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your purchase payment(s), if you surrender the Contract or partially withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

      The portfolios deduct management fees and expenses from amounts you have invested in the portfolios. You pay these fees and expenses, indirectly. These fees and expenses currently range from 0.36% to 1.25% annually, depending on the portfolio. See the prospectuses for the Trust and the Annuity Contract Fee Table on page 15 of this prospectus.

6. Taxes

      The Contract's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as


10 Janus Retirement Advantage Variable Annuity prospectus income until the "investment in the contract" has been fully recovered. Different tax consequences may apply for a Contract used in connection with a qualified retirement plan.

      Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity payment option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial withdrawal or complete surrender.


7. Access to your money

      You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial withdrawal if it reduces the cash value below $2,500. No partial withdrawals may be made from the fixed account without prior consent from us. Access to amounts held in qualified contracts may be restricted or prohibited. You may also have to pay federal income tax and a penalty tax on any money you take out. No withdrawal charges apply.

8. Performance

      The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. Death benefit

      If you are both an owner and the annuitant and you die before the income phase begins, your beneficiary will receive a death benefit. Death benefit provisions may vary by state.

      If you name different persons as owner and annuitant, you can affect whether the death benefit is payable and who will receive it. Use care when naming owners, annuitants and beneficiaries.


                      Janus Retirement Advantage Variable Annuity prospectus  11

      If the annuitant who is an owner dies during the accumulation period and if a death benefit is payable, the death benefit will be the greater of:

      . the annuity value of your Contract on the death report day; or

      . the total purchase payments you make to the Contract, reduced by partial withdrawals.

      The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on pages 23 and 24 for a description of the annuity payment options. Please note that not all payment options provide for a death benefit.

10. Other information

      Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

      Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting


12 Janus Retirement Advantage Variable Annuity prospectus back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.

      Additional Features. This Contract has additional features that might interest you. These include the following:

      . Systematic Partial Withdrawals: You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your Contract is in the accumulation period. Amounts you receive may be included in your gross income, and, in certain circumstances, may be subject to penalty taxes.

      . Systematic Exchanges: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the Money Market, Flexible Income, or the High-Yield subaccounts into your choice of subaccounts. This is also known as dollar cost averaging, a long-term investment method which provides for regular, level investments over time. Systematic exchanges do not guarantee a profit or protect against a loss if market prices decline.

      . Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

      . Telephone Transactions: You may make additional purchase payments, transfers, withdrawals and/or change the allocation of additional purchase payments by telephone.

      These features are not available in all states and may not be suitable for your particular situation.

      Certain states place restrictions on access to the fixed account, on the annuity payment options, on the death benefit calculation and


                      Janus Retirement Advantage Variable Annuity prospectus 13 on other features of the Contract. Consult your Contract for details.

11. Inquiries

      If you need additional information, please contact us at:

      Western Reserve Life
      Administrative Office
      Attention: Annuity Department
      P.O. Box 9052
      Clearwater, FL 33758-9052
      1-800-504-4440 (Monday-Friday, 9:00 A.M.-6:00 P.M.,
      Eastern Time)
      www.janus.com

14  Janus Retirement Advantage Variable Annuity prospectus

Annuity contract fee table
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                        Separate Account Annual Expenses
                                                      (as a percentage of average separate
         Owner Transaction Expenses                              account value)
-------------------------------------------------------------------------------------------------------
    Sales Load On Purchase Payments... None        Mortality and Expense Risk Charge/(1)/....... 0.50%

    Maximum Withdrawal Charge......... None        Administrative Charge/(1)/................... 0.15%
    Transfer Charge.............. $10 After                                                     -----
                       12 Per Contract Year        TOTAL SEPARATE ACCOUNT ANNUAL
                                                     EXPENSES................................... 0.65%
--------------------------------------------
              Other Expenses
--------------------------------------------
    Annual Contract Charge*    $30 Per
    Contract Year
    * We waive the annual Contract charge
      when the annuity value on the
      Contract anniversary is equal to or
      greater than $25,000.
-------------------------------------------------------------------------------------------------------
                                            Portfolio Annual Expenses/(2)/
                                       (as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------
                                                                                         Total Annual
                                                            Total Annual                   Portfolio
                                                         Portfolio Operating               Operating
    Janus Aspen Series         Management       Other     Expenses Without      Total      Expenses
    Portfolios                     Fee        Expenses       Waivers/(3)/      Waivers   with Waivers
-------------------------------------------------------------------------------------------------------
    Growth                        0.65%         0.02%            0.67%           N/A         0.67%
    Aggressive Growth             0.65%         0.01%            0.66%           N/A         0.66%
    Capital Appreciation          0.65%         0.02%            0.67%           N/A         0.67%
    Strategic Value               0.65%         2.80%            3.45%           2.20%       1.25%
    Core Equity/(4)/              0.65%         1.00%            1.65%           0.40%       1.25%
    Balanced                      0.65%         0.01%            0.66%           N/A         0.66%
    Growth and Income             0.65%         0.13%            0.78%           N/A         0.78%
    International Growth          0.65%         0.06%            0.71%           N/A         0.71%
    Worldwide Growth              0.65%         0.04%            0.69%           N/A         0.69%
    Global Life Sciences          0.65%         0.38%            1.03%           N/A         1.03%
    Global Technology             0.65%         0.04%            0.69%           N/A         0.69%
    Flexible Income               0.65%         0.11%            0.76%           N/A         0.76%
    High-Yield/(5)/               0.75%         9.63%           10.38%           9.38%       1.00%
    Money Market                  0.25%         0.11%            0.36%           N/A         0.36%
-------------------------------------------------------------------------------------------------------

/(1)/ These charges apply to each subaccount. They do not apply to the fixed account. These charges apply during the accumulation period and the income phase.

/(2)/ The fee table information relating to the Janus portfolios was provided to Western Reserve by the Trust. Western Reserve has not independently verified such information. Actual future expenses of the portfolios may be greater or less than those shown in the table.

/(3)/ Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Capital Appreciation, Balanced, Core Equity (formerly, Equity Income), Growth and Income, International Growth, and

                      Janus Retirement Advantage Variable Annuity prospectus  15

      Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

/(4)/ Formerly, Equity Income Portfolio.

/(5)/ High-Yield Portfolio is closed to new investors effective May 1, 2001.
      Janus Capital Corporation anticipates liquidation of the Portfolio soon after regulatory approvals are obtained.

16  Janus Retirement Advantage Variable Annuity prospectus

Example
--------------------------------------------------------------------------------


          You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $1,000 is invested in the subaccount listed.

          Because the Contract does not assess withdrawal charges, you will pay the same amount of expenses whether or not you surrender, annuitize, or remain invested in the Contract.

--------------------------------------------------------------------------------

                                   If You Surrender, Annuitize* or Remain
                                   Invested in the Contract at the End of
                                         the Applicable Time Period

Subaccounts                        1 Year    3 Years   5 Years   10 Years
-------------------------------------------------------------------------
Growth                              $ 14      $ 43      $  75      $ 165
Aggressive Growth                   $ 14      $ 43      $  75      $ 164
Capital Appreciation                $ 14      $ 43      $  75      $ 165
Strategic Value                     $ 20      $ 61      $ 105      $ 228
Core Equity**                       $ 20      $ 61      $ 105      $ 228
Balanced                            $ 14      $ 43      $  75      $ 164
Growth and Income                   $ 15      $ 47      $  81      $ 177
International Growth                $ 14      $ 45      $  77      $ 169
Worldwide Growth                    $ 14      $ 44      $  76      $ 167
Global Life Sciences                $ 18      $ 55      $  94      $ 204
Global Technology                   $ 14      $ 44      $  76      $ 167
Flexible Income                     $ 15      $ 46      $  80      $ 175
High-Yield***                       $ 17      $ 54      $  92      $ 201
Money Market                        $ 11      $ 34      $  59      $ 130
-------------------------------------------------------------------------

  * You cannot annuitize your Contract before your Contract's fifth anniversary. ** Formerly, Equity Income Portfolio.
*** High-Yield Portfolio is closed to new investors effective May 1, 2001. Janus
    Capital Corporation anticipates liquidation of the Portfolio soon after regulatory approvals are obtained.

          The fee table and example above will help you understand the costs of investing in the subaccounts. The fee table and example reflect the 2000 expenses (except as noted in the footnotes) of the portfolios of the Trust and the subaccount fees and charges without waivers or reductions but do not reflect premium taxes which may range up to 3.50%, depending on the jurisdiction. The example assumes that the expense limitations in effect for 2000 will remain in place for the entire period illustrated and that no transfer charges have been assessed. In addition, the $30 annual

                      Janus Retirement Advantage Variable Annuity prospectus  17

          Contract charge is reflected as a charge of 0.05% based on an average Contract size of $58,587.

          Please remember that the example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed rate in he example.

          Financial Information. We have included in Appendix A a financial history of the accumulation unit values for the subaccounts.

18  Janus Retirement Advantage Variable Annuity prospectus

1.  The annuity contract
--------------------------------------------------------------------------------


    This prospectus describes the Janus Retirement Advantage(R) variable annuity contract offered by Western Reserve.

    An annuity is a contract between you, the owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 on page 21.) Until the maturity date, your annuity is in the accumulation period and the earnings are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

    The Contract is a flexible payment variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

    It is a "flexible payment" Contract because after you purchase it, you can generally make additional investments of $100 or more at any time, until the maturity date. But you are not required to make any additional investments.

    The Contract is a "variable" annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon investment performance of your investment choices for the income phase.

    The Contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates

                       Janus Retirement Advantage Variable Annuity prospectus 19 we set will be credited for periods of at least one year measured from each payment or transfer date.

    The fixed account is not available in all states. Residents of New Jersey and Washington may not direct or transfer any money to the fixed account.

20 Janus Retirement Advantage Variable Annuity prospectus

2. Annuity payments (the income phase)
--------------------------------------------------------------------------------


    You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the annuitant's 90/th/ birthday. The maturity date may be earlier for qualified Contracts.

    Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see page 24) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

    If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

    Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. You can change the annuitant or add a co-annuitant on the maturity date. If you do not choose an annuitant, we will consider you to be the annuitant.

    Supplemental Contract. Once you annuitize and you have selected a fixed
                                                                      -----
    annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

                       Janus Retirement Advantage Variable Annuity prospectus 21

    Annuity Payment Options Under the Contract

    The Contract provides five annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

    We will use your "annuity proceeds" to provide these payments. The "annuity proceeds" is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

    Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:

    . The amount of the annuity proceeds on the maturity date;

    . The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and

    . The specific payment option you choose.

    Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract's assumed investment return of 5% at all times, then the amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the amount of the variable annuity payments would increase.

22 Janus Retirement Advantage Variable Annuity prospectus

    But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge of 0.50% annually and the administrative charge of 0.15% annually) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

    The annuity payment options are explained below. Some of the annuity payment options may not be available in all states. Options A, B, and C are fixed only. Options D and E are variable only.

    Fixed Annuity Payment Options

    Payment Option A - Fixed Installments: We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

    Payment Option B - Life Income - Fixed Payments:

    . No Period Certain - We will make level payments only during the annuitant's lifetime; or

    . 10 Years Certain - We will make level payments for the longer of the annuitant's lifetime or 10 years; or

    . Guaranteed Return of Annuity Proceeds - We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

    Payment Option C - Joint and Survivor Life Income - Fixed Payments: We will make level payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

                       Janus Retirement Advantage Variable Annuity prospectus 23

Variable Annuity Payment Options

    Payment Option D - Variable Life Income: The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

    . No Period Certain - We will make variable payments only during the annuitant's lifetime; or

    . 10 Years Certain - We will make variable payments for the longer of the annuitant's lifetime or 10 years.

    Payment Option E - Variable Joint and Survivor Life Income: We will make variable payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

    Other annuity payment options may be arranged by agreement with us.

    Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

    IF:

    . you choose Life Income with No Period Certain or a Joint and Survivor Life
      Income (fixed or variable); and

    . the annuitant(s) dies, for example, before the due date of the second annuity payment;

    THEN:

    . we may make only one annuity payment and there will be no death benefit payable.

    IF:

    . you choose Fixed Installments, Life Income with 10 Years Certain, Life
      Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

    . the person receiving payments dies prior to the end of the guaranteed period;

24 Janus Retirement Advantage Variable Annuity prospectus

    THEN:

    . the remaining guaranteed payments will be continued to that person's beneficiary, or their value (determined at the date of death) may be paid in a single sum.

    We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant's address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant's current address of record.

                       Janus Retirement Advantage Variable Annuity prospectus 25

3. Purchase
--------------------------------------------------------------------------------

          Contract Issue Requirements

          We will issue a Contract IF:

          . we receive the information we need to issue the Contract;

          . we receive a minimum initial purchase payment; and

          . you and the annuitant are age 85 or younger.

          Purchase Payments

          You should make checks or drafts for purchase payments payable only to "Western Reserve" and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

          Initial Purchase Requirements

          The initial purchase payment for most Contracts must be at least $2,500. We will credit your initial purchase payment to your Contract within two business days after the day we receive it at our administrative office and your complete Contract information. If we are unable to credit your initial purchase payment, we will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us to keep it. We will credit your initial purchase payment as soon as we receive all necessary application information.

          The date on which we credit your initial purchase payment to your Contract is the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

26  Janus Retirement Advantage Variable Annuity prospectus

If you wish to make purchase payments by bank wire, please instruct your bank to wire federal funds as follows:

First Bank of Baltimore Maryland
ABA #D52000113
For credit to: Western Reserve Life
Account #89539600
Include owners name, contract name and attention Annuity Accounting.

We may reject any application or purchase payments for any reason permitted by law.

Additional Purchase Payments

You are not required to make any additional purchase payments. However, you can make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept purchase payments by bank wire or by check. Additional purchase payments must be at least $100 ($1,000 if by wire). We will credit any additional purchase payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our administrative office. Our business day closes at 4:00 p.m. Eastern Time. If we receive your purchase payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Annual Purchase Payments

We allow purchase payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.

Allocation of Purchase Payments

On the Contract date, we will allocate your purchase payment to the investment choices you selected on your application. Your

                      Janus Retirement Advantage Variable Annuity prospectus 27 allocation must be in whole percentages and must total 100%. We may in the future require that you allocate at least 10% of each payment to any particular investment choice. We will allocate additional purchase payments as you selected on your application, unless you request a different allocation.

          You may change allocations for future additional purchase payments by writing or telephoning the administrative office, subject to the limitations described below under Telephone Transactions on page 36. The allocation change will apply to purchase payments received after the date we receive the change request.

          You should review periodically how your payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

          Right to Cancel Period

          You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

          Policy Delivery Receipt

          You will be given 30 days after receipt of your Contract to sign and return the Policy Delivery Receipt Form. Your signature on the Policy Delivery Receipt Form is the acceptance for your Contract. If after 30 days, we have not received the signed form,

28 Janus Retirement Advantage Variable Annuity prospectus we will follow up with a reminder letter. After 60 days, if we have still not received this signed form, we will send another request by certified mail. If the certified mail slip is returned, but the Policy Delivery Receipt is still not received, we will assume you have accepted this Contract. Also, if, at any time after we issue this Contract, you have made any of the following transactions: partial withdrawals, systematic partial withdrawals, transfers, automatic monthly investing and/or additional purchase payments, we will assume you have accepted this Contract.

          Annuity Value

          You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each business day and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 P.M. Eastern Time. We observe the same holidays as the NYSE.

          Accumulation Units

          We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer or annual Contract charge, we subtract accumulation units from the subaccounts using the same method.

          Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value

                      Janus Retirement Advantage Variable Annuity prospectus 29 for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance of the underlying portfolio and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

30  Janus Retirement Advantage Variable Annuity prospectus

4. Investment choices
--------------------------------------------------------------------------------

          The Separate Account

          The separate account currently consists of 14 subaccounts.

          Janus Aspen Series

          Each subaccount invests exclusively in one portfolio of the Trust. Janus Capital Corporation serves as the investment adviser to each portfolio. The portfolios are listed below.

          Growth Portfolio
          Aggressive Growth Portfolio
          Capital Appreciation Portfolio
          Strategic Value Portfolio
          Core Equity Portfolio*
          Balanced Portfolio
          Growth and Income Portfolio
          International Growth Portfolio
          Worldwide Growth Portfolio
          Global Life Sciences Portfolio
          Global Technology Portfolio
          Flexible Income Portfolio
          High-Yield Portfolio**
          Money Market Portfolio

          *  Formerly, Equity Income Portfolio.

          ** High-Yield Portfolio is closed to new investors effective May 1, 2001. Janus Capital Corporation anticipates liquidation of the Portfolio soon after regulatory approvals are obtained.

          The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those of the portfolios offered by this prospectus.

                      Janus Retirement Advantage Variable Annuity prospectus  31

          There is no assurance that a portfolio will achieve its stated objective(s). More detailed information, including an explanation of each portfolio's investment objective, may be found in the Trust's current prospectuses, which are attached to this prospectus. You should read the prospectuses for the Trust carefully before you invest.

          We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.

          The Fixed Account

          Purchase payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relate to the fixed account.

          We guarantee that the interest credited to the fixed account will not be less than 4% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year.

          If you select the fixed account, your money will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to

32 Janus Retirement Advantage Variable Annuity prospectus accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.

          When you request a transfer or partial withdrawal from the fixed account, we will account for it on a first-in, first-out ("FIFO") basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may not make partial withdrawals from the fixed account unless we consent.

          The fixed account is not available in all states. Residents of New Jersey and Washington may not direct or transfer any money to the fixed account.

          Transfers

          During the accumulation period, you may make transfers from any subaccount as often as you wish. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program. We may also limit "substantive" transfers as discussed below.

          Transfers from the fixed account are allowed once each Contract year. We must receive written notice within 30 days after a Contract anniversary. The amount that may be transferred is the greater of: (1) 25% of the dollar amount in the fixed account, or (2) the amount you transferred out of the fixed account in the previous Contract year.

          During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity

                      Janus Retirement Advantage Variable Annuity prospectus 33 units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

          The fixed account is not available in all states. Residents of New Jersey and Washington may not transfer any of their Contract value to the fixed account.

          Transfers may be made by telephone, subject to limitations described below under Telephone Transactions on page 36.

          If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. Currently, there is no charge for transfers from the fixed account.

          Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request at our administrative office, provided we receive your request before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at our administrative office after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

          The Contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any purchase payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

          We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

34  Janus Retirement Advantage Variable Annuity prospectus

          Systematic Exchanges

          Systematic exchanges allows you to transfer systematically a specific amount each month from the fixed account, the Money Market subaccount, the Flexible Income subaccount, or any combination of these accounts to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer a minimum of $100 per exchange. To qualify, a minimum of $2,500 must be in each subaccount from which we make the transfer. There is no charge for this program. These transfers do count towards the 12 free transfers allowed during each Contract year.

          If you make systematic exchanges from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start systematic exchanges.

          By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Systematic exchanges do not guarantee a profit and it does not protect you from loss if market prices decline.

          We reserve the right to discontinue offering systematic exchanges 30 days after we send notice to you. Systematic exchanges are not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

          Asset Rebalancing Program

          During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in systematic exchanges, if you elect to participate in any asset allocation service provided by a third party, or if you request any other transfer. Asset rebalancing

                      Janus Retirement Advantage Variable Annuity prospectus 35 ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

          To qualify for asset rebalancing, a minimum annuity value of $2,500 for an existing Contract, or a minimum initial purchase payment of $2,500 for a new Contract, is required. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

          There is no charge for this program. Each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

          We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

          Telephone Transactions

          You may make additional purchase payments, request transfers and change the allocation of additional purchase payments by telephone if you complete the appropriate form for telephone transfers.

          When you make an additional purchase by telephone, we will automatically debit your predesignated bank account for the requested amount. Call 1-800-504-4440 (Monday-Friday, 9:00 A.M.-6:00 P.M.,
          Eastern Time) to request the proper form to be completed.

          To make telephone transfers, call 1-800-504-4440 (Monday- Friday, 9:00 A.M.-6:00 P.M., Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

          Telephone orders must be received before 4:00 P.M. Eastern Time to assure same-day pricing of the transaction. We may discontinue this option at any time.

36  Janus Retirement Advantage Variable Annuity prospectus

          We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

                      Janus Retirement Advantage Variable Annuity prospectus  37

5. Expenses
--------------------------------------------------------------------------------

     There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period.

     Partial Withdrawals and Complete Surrenders

     During the accumulation period, you can withdraw part or all of the cash value. We will not deduct any withdrawal charges. Cash value is the annuity value less any premium taxes.

     Mortality and Expense Risk Charge

     We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 0.50% of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from the subaccounts during both the accumulation period and the income phase.

     If this charge does not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

     Administrative Charge

     We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.15% per year of the daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during both the accumulation period and the income phase. This charge is guaranteed not to be increased.

38  Janus Retirement Advantage Variable Annuity prospectus

     Annual Contract Charge

     We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the Contract. We currently waive this charge if the annuity value of your Contract equals or exceeds $25,000 on the Contract anniversary when this charge is payable. Although the Contract permits us to assess this charge if you surrender your Contract, we currently waive this charge on surrender. We reserve the right to modify this waiver upon 30 days written notice to you.

     Transfer Charge

     You are allowed to make 12 free transfers per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Systematic exchange transfers and asset rebalancing are considered transfers. All transfer requests made on the same day are treated as a single request. We deduct the charge to compensate us for the cost of processing the transfer.

     Premium Taxes

     Some states assess premium taxes on the purchase payments you make. A premium tax is a regulatory tax that some states assess on the purchase payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each purchase payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

     . you elect to begin receiving annuity payments;

     . you surrender the Contract;

                     Janus Retirement Advantage Variable Annuity prospectus   39

     . you request a partial withdrawal; or

     . a death benefit is paid.

     As of the date of this prospectus, the following states assess a premium tax on all initial and subsequent purchase payments:

     State               Qualified Contracts      Nonqualified Contracts
     -----               -------------------      ----------------------

     South Dakota               0.00%                     1.25%

     As of the date of this prospectus, the following states assess a premium tax against the accumulation unit value if you choose an annuity payment option instead of receiving a lump sum distribution:

     State            Qualified Contracts    Nonqualified Contracts
     -----            -------------------    ----------------------

     California              0.50%                   2.35%
     Maine                   0.00%                   2.00%
     Nevada                  0.00%                   3.50%
     West Virginia           1.00%                   1.00%
     Wyoming                 0.00%                   1.00%

     Federal, State and Local Taxes

     We deduct charges from the Contract for any taxes we incur because of the Contract.

     Portfolio Management Fees

     The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios of the Trust. You pay these fees and expenses indirectly. A description of these fees and expenses is found in the Annuity Contract Fee Table on page 15 of this prospectus and in the Trust prospectuses.

40  Janus Retirement Advantage Variable Annuity prospectus

6. Taxes
________________________________________________________________________________


     NOTE: Western Reserve has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. We believe that the Contract qualifies as an annuity contract for federal income tax purposes and the following discussions assumes it so qualifies. We have included an additional discussion regarding taxes in the SAI.

     Annuity Contracts in General

     Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract - qualified or nonqualified (discussed below).

     You will generally not be taxed on increases in the value of your Contract until a distribution occurs - either as a partial withdrawal, complete surrender or as annuity payments.

     When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

     Qualified and Nonqualified Contracts

     If you purchase the Contract under an individual retirement annuity, your Contract is referred to as a qualified Contract.

     If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.

                      Janus Retirement Advantage Variable Annuity prospectus  41

     Because variable annuity contracts provide federal tax deferral whether purchased as a qualified Contract or nonqualified Contract, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

     A qualified Contract may be used in connection with an:

     . Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.

     There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on IRAs and the tax consequences associated with them in the SAI.

     Partial Withdrawals and Complete Surrenders - Nonqualified Contracts

     In general, if you make a partial withdrawal or systematic partial withdrawal from your Contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. When you make a partial withdrawal, you are taxed on the amount of the withdrawal that is earnings. When you make a complete surrender, you are generally taxed on the amount that your surrender proceeds exceed your purchase payments, less amounts withdrawn which were not includable in gross income. Pledges and assignments are taxed in the same manner as partial withdrawals and complete surrenders. Different rules apply for annuity payments.

42  Janus Retirement Advantage Variable Annuity prospectus

     In the event of a partial withdrawal or systematic partial withdrawal from, or complete surrender of, a nonqualified Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

     The Code also provides that withdrawn earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     . paid on or after the taxpayer reaches age 59 1/2;

     . paid after an owner dies;

     . paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

     . paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

     . paid under an immediate annuity; or

     . which come from purchase payments made prior to August 14, 1982.

     Multiple Contracts

     All nonqualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

                      Janus Retirement Advantage Variable Annuity prospectus  43

     Diversification and Distribution Requirements

     The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Qualified and nonqualified Contracts must meet certain distribution requirements upon an owner's death in order to be treated as an annuity contract. A qualified Contract (except a Roth
     IRA) must also meet certain distribution requirements during the owner's life. These diversification and distribution requirements are discussed in the SAI. We may modify the Contract to attempt to maintain favorable tax treatment.

     Partial Withdrawals and Complete Surrenders - Qualified Contracts

     The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts distributed from the Contract prior to the date you reach age 59 1/2 unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

     In the case of a partial withdrawal, systematic partial withdrawal, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.

     Pledges and assignments of qualified Contracts are taxed in the same manner as withdrawals from such Contracts.

44  Janus Retirement Advantage Variable Annuity prospectus

     Taxation of Death Benefit Proceeds

     We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

     . if distributed in a lump sum, these amounts are taxed in the same manner as a complete surrender; or

     . if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

     For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total purchase payments, less amounts received which were not includable in gross income.

     Annuity Payments

     Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts (other than a Roth IRA, as to which there are special rules), only a portion of the annuity payments you receive will be includable in your gross income.

     The excludable portion of each annuity payment you receive generally will be determined as follows:

     . Fixed payments - by dividing the "investment in the contract" on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

     . Variable payments - by dividing the "investment in the contract" on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

     The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully

                      Janus Retirement Advantage Variable Annuity prospectus 45 recovered, the full amount of any additional annuity payments is includable in gross income.

     If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

     If, after the maturity date, annuity payments stop because of an annuitant's death, the excess (if any) of the "investment in the contract" as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

     Transfers, Assignments or Exchanges of Contracts

     If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

     Separate Account Charges

     It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits are deemed to be taxable distributions to you. Although we do not believe that the fees associated any optional benefit provided under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

46  Janus Retirement Advantage Variable Annuity prospectus

     Possible Tax Law Changes

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.

                      Janus Retirement Advantage Variable Annuity prospectus  47

7. Access to your money
--------------------------------------------------------------------------------


    Partial Withdrawals and Complete Surrenders

    You can have access to the money in your Contract in several ways:

    . by making a withdrawal (either a partial withdrawal or complete surrender); or

    . by taking annuity payments.

    If you want to surrender your Contract completely, you will receive cash value, which equals the annuity value of your Contract minus any premium taxes.

    The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern
    Time) on which we receive your request for partial withdrawal or complete surrender at our administrative office, unless you specify a later date in your request.

    No partial withdrawal is permitted if the withdrawal would reduce the cash value below $2,500. You may not make partial withdrawals from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial withdrawal from each of the investment choices in proportion to the cash value.

    Remember that any partial withdrawal you make will reduce the annuity value and might reduce the amount of the death benefit. See Section 9, Death Benefit, and the SAI for more details.

    Income taxes, federal tax penalties and certain restrictions may apply to any partial withdrawals or any complete surrender you make.

    We must receive a properly completed surrender request which must contain your original signature. If you live in a community property state, your spouse must also sign the surrender request. We will accept telephone requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is $50,000.

48 Janus Retirement Advantage Variable Annuity prospectus

    When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery ($30 for Saturday delivery).

    For your protection, we will require a signature guarantee for:

    . all requests for partial withdrawals or complete surrenders over $500,000;

    . where the partial withdrawal or surrender proceeds will be sent to an address other than the address of record; or

    . any request for a partial withdrawal or complete surrender within 30 days of an address change.

    All signature guarantees must be made by:

    . a national or state bank;

    . a member firm of a national stock exchange; or

    . any institution that is an eligible guarantor under SEC rules and regulations.

    Notarization is not an acceptable form of signature guarantee.

    If the Contract's owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any withdrawal. For more information, call us at 1-800-504-4440 (Monday-Friday, 9:00 A.M.-6:00 P.M., Eastern Time).

    Delay of Payment and Transfers

    Payment of any amount due from the separate account for a partial withdrawal, a complete surrender, a death benefit, or the death of the owner of a nonqualified Contract, will generally occur within seven days from the date all required information is

                       Janus Retirement Advantage Variable Annuity prospectus 49 received by us. We may be permitted to defer such payment from the separate account if:

    . the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or

    . an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

    . the SEC permits a delay for the protection of owners.

    In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

    Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial withdrawals and complete surrenders from the fixed account for up to six months.

    Systematic Partial Withdrawals

    During the accumulation period, you can elect to receive regular payments from your Contract by using systematic partial withdrawals. Unless you specify otherwise, we will deduct systematic partial withdrawal amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial withdrawal. Payments are made monthly, quarterly, semi-annually or annually, in equal payments of at least $200 ($50 if by direct deposit). Your initial purchase payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $2,500. We will not process a systematic partial withdrawal if the cash value for the entire Contract would be reduced below $25,000. No systematic partial withdrawals are permitted from the fixed account without our prior consent.

    There is no charge for taking systematic partial withdrawals. You may stop systematic partial withdrawals at any time, but we must receive written notice at least 30 days prior to the date systematic partial withdrawals are to be discontinued. We reserve the right to

50 Janus Retirement Advantage Variable Annuity prospectus discontinue offering systematic partial withdrawals 30 days after we send you written notice.

    Income taxes, federal tax penalties and other restrictions may apply to any systematic partial withdrawal you receive.

                       Janus Retirement Advantage Variable Annuity prospectus 51

8. Performance
--------------------------------------------------------------------------------


    We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

    First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense charge, the administrative charge, and the annual Contract charge. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

    Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

    Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

    Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

    Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

52 Janus Retirement Advantage Variable Annuity prospectus

9. Death Benefit
--------------------------------------------------------------------------------


    Payments on Death

    We will pay a death benefit to your beneficiary, under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period. The beneficiary may choose to receive payment under a life annuity payment option; to continue the Contract in the accumulation period for a specified number of years; or to receive a lump sum distribution.

    Before the Maturity Date. Payment of a death benefit depends on the status of the person who dies, as shown below:

--------------------------------------------------------------------------------
 Person Who Dies Before Maturity Date                    Benefit
--------------------------------------------------------------------------------
If an owner and the annuitant are the   Then, the death benefit will be
same person, and that person dies:      paid to the beneficiaries,/(1)(2)/
                                        or the surviving spouse may, in some
                                        cases, continue the Contract./(3)/
--------------------------------------------------------------------------------
If the surviving spouse who continued   Then, we pay the death benefit
the Contract dies:                      to the beneficiaries, if surviving,
                                        otherwise to the surviving spouse's
                                        estate.
--------------------------------------------------------------------------------
If an owner and the annuitant are       Then, the owner becomes the annuitant
NOT the same person, and the            and the Contract continues.
annuitant dies first:
--------------------------------------------------------------------------------
If an owner and the annuitant are       Then, the successor owner
NOT the same person, and the            /(1)(4)(5)(6)/ named by the
owner dies first:                       deceased owner receives the cash value.
--------------------------------------------------------------------------------

/(1)/ The Code requires that payment to the beneficiaries or successor owners be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date, below.

/(2)/ If neither the surviving spouse nor any beneficiary is alive on the death report day, then the death benefit is paid to the owner's estate. If the sole beneficiary was living on the owner's date of death but died before the death report day, the death benefit is paid to the owner's estate, not to the beneficiary's estate.

/(3)/ If the only beneficiary is an owner's surviving spouse, then the surviving spouse may elect to continue the Contract as the new owner and annuitant. On the surviving spouse's death, we will

                       Janus Retirement Advantage Variable Annuity prospectus 53 pay the death benefit under the terms of the Contract to the beneficiaries, if surviving, otherwise to the surviving spouse's estate.

/(4)/ If the successor owner is alive and is the owner's surviving spouse, then the Contract will continue indefinitely with the spouse as the new owner.

/(5)/ If the successor owner is alive, but is not the owner's spouse at the time of death, then the successor owner is entitled to receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.

/(6)/ If no successor owner is alive, the owner's estate will become the new owner and the cash value must be distributed within 5 years of the former owner's death.

               Different rules apply if the owner is not a natural person. Please consult the SAI or your Contract more details.

               After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on pages 23 and 24. Not all payment options provide for a death benefit.

               If an annuitant dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant's death.

               Amount of Death Benefit During the Accumulation Period

               Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

               If an owner who is the annuitant dies during the accumulation period and if a death benefit is payable, the death benefit will be the greater of:

               . the annuity value of your Contract on the death report day; or

               . the total purchase payments you make to the Contract, reduced by partial withdrawals.

54 Janus Retirement Advantage Variable Annuity prospectus

    Alternate Payment Elections Before the Maturity Date

    The beneficiary may elect to receive the death benefit in a lump sum payment, or to receive payment:

    1. within 5 years of the date of the owner's death;

    2. as substantially equal payments, over a specific number of years, not to exceed the beneficiary's life expectancy, with payments starting within one year of the owner's death; or

    3. under a life annuity payout option, with payments starting within one year of the annuitant's death.

    Multiple beneficiaries may choose individually among any of the three options.

    If the beneficiary chooses 1 or 2 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The death benefit becomes the new annuity value. If the beneficiary chooses 3 above, the Contract remains in effect, but moves into the annuity phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to option 1 above. See the SAI for more details.

    These Alternate Payment Elections do not apply if the sole beneficiary (or successor owner) is the surviving spouse who continues the Contract. These Alternate Payment Elections do apply when we pay the cash value to the successor owner on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit.

                       Janus Retirement Advantage Variable Annuity prospectus 55

10. Other information
--------------------------------------------------------------------------------


     Ownership

     You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer of ownership (subject to any assignee or irrevocable beneficiary's consent). You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

     Annuitant

     The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a co-annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

     Beneficiary

     The beneficiary is the person who receives the death benefit when an owner who is also the annuitant dies. You may change the beneficiary during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by the owner. Prior to the maturity date, if the owner who is the annuitant dies, and no beneficiary is alive on the death report day, the owner's estate will be the beneficiary. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

     Assignment

     You can also assign the Contract any time prior to the maturity date. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any

56 Janus Retirement Advantage Variable Annuity prospectus payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract and such assignments may be subject to tax penalties and taxed as distributions under the Code.

     Western Reserve Life Assurance Co. of Ohio

     Western Reserve was incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is wholly owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly owned indirectly by AEGON USA, Inc. ("AEGON USA"), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York.

     The Separate Account

     Western Reserve established a separate account, called the WRL Series Annuity Account B, under the laws of the State of Ohio on May 24, 1993. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 14 subaccounts offered through this Contract. Western Reserve may add, delete or substitute subaccounts or investments held by the subaccounts, and we reserve the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

                      Janus Retirement Advantage Variable Annuity prospectus  57

     The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

     The assets of the separate account are held in Western Reserve's name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

     Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

     Exchanges

     You can generally exchange one annuity contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax, and possibly a penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a

58 Janus Retirement Advantage Variable Annuity prospectus commission if you buy this Contract through an exchange or otherwise).

     Voting Rights

     Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

     Distribution of the Contracts

     AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. Like Western Reserve, it is an indirect wholly owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. More information about AFSG is available at www.nasdr.com or by calling 1-800-289-9999.

     There are no sales commissions payable upon the sale of Contracts. The offering of Contracts will be made on a continuous basis.

     Non-Participating Contract

     The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

                      Janus Retirement Advantage Variable Annuity prospectus  59

     Variations in Contract Provisions

     Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

     The fixed account is not available in all states. Residents of New Jersey and Washington may not direct or transfer any money to the fixed account.

     IMSA

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

     Legal Proceedings

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Contract.

60 Janus Retirement Advantage Variable Annuity prospectus

     Financial Statements

     The financial statements of Western Reserve and the separate account are included in the SAI.


                      Janus Retirement Advantage Variable Annuity prospectus  61

Table of contents of the
Statement of Additional Information
--------------------------------------------------------------------------------


          Definitions of Special Terms
          The Contract - General Provisions
          Certain Federal Income Tax Consequences
          Investment Experience
          Historical Performance Data
          Published Ratings
          Administration
          Records and Reports
          Distribution of the Contracts
          Other Products
          Custody of Assets
          Legal Matters
          Independent Auditors
          Other Information
          Financial Statements

          Inquiries and requests for an SAI should be directed to:

          Western Reserve Life
          Administrative Office
          Attention: Annuity Department
          P.O. Box 9052
          Clearwater, Florida 33758-9052
          1-800-504-4440 (Monday-Friday, 9:00 A.M.-6:00 P.M.,
          Eastern Time)


62  Janus Retirement Advantage Variable Annuity prospectus

Appendix A
--------------------------------------------------------------------------------


Condensed financial information

--------------------------------------------------------------------------------
                               Growth Subaccount
--------------------------------------------------------------------------------
                                                                   Number of
                                                                 Accumulation
                           Accumulation        Accumulation          Units
                           Unit Value at       Unit Value at    Outstanding at
                        Beginning of Period    End of Period     End of Period
 -----------------------------------------------------------------------------
 9/13/93/(1)/-12/31/93       $ 10.000            $ 10.350              100.000
 12/31/94                    $ 10.350            $ 10.547          451,117.958
 12/31/95                    $ 10.547            $ 13.613          743,809.909
 12/31/96                    $ 13.613            $ 16.010        1,042,859.684
 12/31/97                    $ 16.010            $ 19.524        1,514,530.379
 12/31/98                    $ 19.524            $ 26.315        1,652,701.845
 12/31/99                    $ 26.315            $ 37.644        2,014,953.327
 12/31/00                    $ 37.644            $ 31.957        2,309,698.040
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Aggressive Growth Subaccount
--------------------------------------------------------------------------------
                                                               Number of
                                                             Accumulation
                        Accumulation       Accumulation          Units
                        Unit Value at      Unit Value at    Outstanding at
                     Beginning of Period   End of Period     End of Period
 -------------------------------------------------------------------------
 9/13/93/(1)/-12/31/93     $ 10.000           $ 11.805             100.000
 12/31/94                  $ 11.805           $ 13.617         354,557.639
 12/31/95                  $ 13.617           $ 17.213         678,636.237
 12/31/96                  $ 17.213           $ 18.449       1,020,107.090
 12/31/97                  $ 18.449           $ 20.651         984,381.141
 12/31/98                  $ 20.651           $ 27.546         883,037.839
 12/31/99                  $ 27.546           $ 61.688       1,646,464.597
 12/31/00                  $ 61,688           $ 41.786       2,052,935.851
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             Capital Appreciation Subaccount
-------------------------------------------------------------------------------
                                                                 Number of
                                                               Accumulation
                        Accumulation        Accumulation           Units
                        Unit Value at       Unit Value at      Outstanding at
                     Beginning of Period    End of Period      End of Period
 ----------------------------------------------------------------------------
 5/1/97/(1)/-12/31/97       $ 10.000           $  12.605          209,216.685
 12/31/98                   $ 12.605           $  19.801          714,666.508
 12/31/99                   $ 19.801           $  32.853        1,511,875.364
 12/31/00                   $ 32.853           $  26.705        1,630,542.736
-------------------------------------------------------------------------------


                       Janus Retirement Advantage Variable Annuity prospectus 63

-------------------------------------------------------------------------------
                          Strategic Value Subaccount
-------------------------------------------------------------------------------
                                                                Number of
                                                              Accumulation
                                                                  Units
                         Accumulation       Accumulation       Outstanding
                         Unit Value at      Unit Value at          at
                      Beginning of Period   End of Period     End of Period
 --------------------------------------------------------------------------
 5/1/00/(1)/-12/31/00      $ 10.000            $ 9.976         455,961.526
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           Core Equity Subaccount/(2)/
-------------------------------------------------------------------------------
                                                              Number of
                                                            Accumulation
                       Accumulation       Accumulation          Units
                       Unit Value at      Unit Value at    Outstanding at
                    Beginning of Period   End of Period     End of Period
 ------------------------------------------------------------------------
 5/1/97/(1)/-12/31/97     $ 10.000           $ 13.412        227,237.196
 12/31/98                 $ 13.412           $ 19.487        462,715.096
 12/31/99                 $ 19.487           $ 27.411        692,274.711
 12/31/00                 $ 27.411           $ 25.036        627,362.600
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Balanced Subaccount
-------------------------------------------------------------------------------
                                                               Number of
                                                             Accumulation
                           Accumulation       Accumulation       Units
                           Unit Value at      Unit Value at Outstanding at
                        Beginning of Period   End of Period  End of Period
 -------------------------------------------------------------------------
 9/13/93/(1)/-12/31/93       $ 10.000           $ 10.720          100.000
 12/31/94                    $ 10.720           $ 10.720      201,716.082
 12/31/95                    $ 10.720           $ 13.264      247,488.141
 12/31/96                    $ 13.264           $ 15.301      348,749.461
 12/31/97                    $ 15.301           $ 18.562      608,080.467
 12/31/98                    $ 18.562           $ 24.764      733,116.706
 12/31/99                    $ 24.764           $ 31.187      882,216.822
 12/31/00                    $ 31.187           $ 30.280      944,768.965
-------------------------------------------------------------------------------

64 Janus Retirement Advantage Variable Annuity prospectus

---------------------------------------------------------------------------------------------
                                Growth and Income Subaccount
---------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Accumulation
                                          Accumulation       Accumulation          Units
                                          Unit Value at      Unit Value at    Outstanding at
                                       Beginning of Period   End of Period     End of Period
--------------------------------------------------------------------------------------------
 5/1/98/(1)/-12/31/98                        $ 10.000           $ 11.928         359,656.882
 12/31/99                                    $ 11.928           $ 20.625         808,516.942
 12/31/00                                    $ 20.625           $ 17.602       1,044,296.153
--------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                               International Growth Subaccount
---------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Accumulation
                                          Accumulation       Accumulation          Units
                                          Unit Value at      Unit Value at    Outstanding at
                                       Beginning of Period   End of Period     End of Period
--------------------------------------------------------------------------------------------
 5/2/94/(1)/-12/31/94                        $ 10.000           $  9.665          93,520.075
 12/31/95                                    $  9.665           $ 11.801         135,202.435
 12/31/96                                    $ 11.801           $ 15.785         390,010.601
 12/31/97                                    $ 15.785           $ 18.585         821,409.199
 12/31/98                                    $ 18.585           $ 21.647         671,555.731
 12/31/99                                    $ 21.647           $ 39.200         823,130.768
 12/31/00                                    $ 39.200           $ 32.738       1,046,545.766
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                Worldwide Growth Subaccount
--------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Accumulation
                                          Accumulation       Accumulation          Units
                                          Unit Value at      Unit Value at    Outstanding at
                                       Beginning of Period   End of Period     End of Period
--------------------------------------------------------------------------------------------
 9/13/93/(1)/-12/31/93                       $ 10.000           $ 11.910             100.000
 12/31/94                                    $ 11.910           $ 11.991         561,882.376
 12/31/95                                    $ 11.991           $ 15.144         732,914.024
 12/31/96                                    $ 15.144           $ 19.402       1,211,235.201
 12/31/97                                    $ 19.402           $ 23.547       1,875,176.146
 12/31/98                                    $ 23.547           $ 30.160       1,941,625.844
 12/31/99                                    $ 30.160           $ 49.277       1,946,606.109
 12/31/00                                    $ 49.277           $ 41.286       2,112,001.905
--------------------------------------------------------------------------------------------


                   Janus Retirement Advantage Variable Annuity prospectus     65

---------------------------------------------------------------------------------------------
                              Global Life Sciences Subaccount
---------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Accumulation
                                          Accumulation       Accumulation          Units
                                          Unit Value at      Unit Value at    Outstanding at
                                       Beginning of Period   End of Period     End of Period
---------------------------------------------------------------------------------------------
 5/1/00/(1)/-12/31/00                        $ 10.000          $ 11.496         955,196.158
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                           Global Technology Subaccount
                                                                                Number of
                                                                              Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                       Beginning of Period   End of Period    End of Period
---------------------------------------------------------------------------------------------
                                             $ 10.000          $ 6.842        1,180,148.176
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                 Flexible Income Subaccount
---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Accumulation
                                          Accumulation       Accumulation         Units
                                          Unit Value at      Unit Value at   Outstanding at
                                       Beginning of Period   End of Period    End of Period
---------------------------------------------------------------------------------------------
 9/13/93/(1)/-12/31/93                       $ 10.000          $ 10.070            100.000
 12/31/94                                    $ 10.070          $  9.895         90,218.877
 12/31/95                                    $  9.895          $ 12.152        200,443.851
 12/31/96                                    $ 12.152          $ 13.175        166,841.253
 12/31/97                                    $ 13.175          $ 14.629        250,305.069
 12/31/98                                    $ 14.629          $ 15.858        427,644.390
 12/31/99                                    $ 15.858          $ 16.008        324,319.325
 12/31/00                                    $ 16.008          $ 16.898        326,843.057
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                  High-Yield Subaccount/(3)/
---------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Accumulation
                                          Accumulation       Accumulation          Units
                                          Unit Value at      Unit Value at    Outstanding at
                                       Beginning of Period   End of Period     End of Period
---------------------------------------------------------------------------------------------
 5/1/96/(1)/-12/31/96                           $ 10.000          $ 11.191          58,905.138
 12/31/97                                       $ 11.191          $ 12.895         225,866.419
 12/31/98                                       $ 12.895          $ 12.973         229,600.091
 12/31/99                                       $ 12.973          $ 13.772         117,693.841
 12/31/00                                       $ 13.772          $ 13.871         106,674.627
---------------------------------------------------------------------------------------------


66     Janus Retirement Advantage Variable Annuity prospectus

---------------------------------------------------------------------------------------------
                                   Money Market Subaccount
---------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Accumulation
                                          Accumulation       Accumulation          Units
                                          Unit Value at      Unit Value at    Outstanding at
                                       Beginning of Period   End of Period     End of Period
---------------------------------------------------------------------------------------------
 5/1/95/(1)/-12/31/95                          $ 10.000           $ 10.303         167,435.066
 12/31/96                                    $ 10.303           $ 10.744         567,317.336
 12/31/97                                    $ 10.744           $ 11.226         656,381.666
 12/31/98                                    $ 11.226           $ 11.752       1,395,441.856
 12/31/99                                    $ 11.752           $ 12.257       2,812,034.805
 12/31/00                                    $ 12.257           $ 12.943       3,426,876.640
---------------------------------------------------------------------------------------------

/(1)/ Commencement of operations of these subaccounts.

/(2)/ Formerly, Equity Income Portfolio.

/(3)/ High-Yield Portfolio is closed to new investors effective May 1, 2001.
      Janus Capital Corporation anticipates liquidation of the Portfolio soon after regulatory approvals are obtained.




                            Janus retirement Advantage Variable prospectus    67

Appendix B
--------------------------------------------------------------------------------



Historical performance data

    Standardized Performance Data

    We may advertise historical yields and total returns for the subaccounts of separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.

    Money Market Subaccount. The yield of the Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven days ended December 31, 2000, the yield of the Money Market subaccount was 5.76%, and the effective yield was 5.93%.

    Other Subaccounts. The yield of a subaccount, other than the Money Market subaccount, refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

    The total return of a subaccount assumes that an investment has been held in a subaccount for various periods of time including a period measured from the date the first subaccount investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual

68    Janus Retirement Advantage Annuity prospectus
    compounded rates of return of investment of $1,000 in the subaccount as of the last day of each period.



    The yield and total return calculations for a subaccount are not reduced by any premium taxes. For additional information regarding yields and total returns, please refer to the SAI.

    Based on the method of calculation described in the SAI, the standardized average annual total returns of the subaccounts for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 2000, and for the one, three and five-year periods ended December 31, 2000 are shown in Table 1 below. Total returns shown in Table 1 reflect deductions of 0.50% for the mortality and expense risk charge, 0.15% for the administrative charge and $30 for the annual Contract charge. (Based on an average Contract size of $58,587, the annual Contract charge translates into a charge of 0.05%.)

-------------------------------------------------------------------------------------------------
TABLE 1
Standardized Average Annual Total Returns of the Subaccounts
(Total Subaccount Annual Expenses: 0.65%)
-------------------------------------------------------------------------------------------------
                           1 Year        3 Years      5 Years     Inception of    Subaccount
                            Ended         Ended        Ended     the Subaccount    Inception
     Subaccount           12/31/00      12/31/00     12/31/00      to 12/31/00       Date
-------------------------------------------------------------------------------------------------
Growth                     (15.15)%       17.79%       18.55%         17.20%      09/13/1993
Aggressive Growth          (32.29)%       26.42%       19.35%         21.58%      09/13/1993
Capital Appreciation       (18.75)%       28.36%        N/A           30.63%      05/01/1997
Strategic Value*              N/A          N/A          N/A           (0.29)%     05/01/2000
Core Equity**               (8.71)%       23.07%        N/A           28.35%      05/01/1997
Balanced                    (2.96)%       17.66%       17.89%         16.33%      09/13/1993
Growth and Income          (14.70)%        N/A          N/A           23.54%      05/01/1998
International Growth       (16.53)%       20.71%       22.58%         19.41%      05/02/1994
Worldwide Growth           (16.26)%       20.52%       22.15%         21.38%      09/13/1993
Global Life Sciences*         N/A          N/A          N/A           14.90%      05/01/2000
Global Technology*            N/A          N/A          N/A          (31.62)%     05/01/2000
Flexible Income              5.51%         4.87%        6.77%          7.39%      09/13/1993
High-Yield***                0.67%         2.41%        N/A            7.21%      05/01/1996
Money Market****             5.55%         4.81%        4.62%          4.61%      05/01/1995
-------------------------------------------------------------------------------------------------

   * Not annualized.
  ** Formerly, Equity Income Portfolio.
 *** High-Yield Portfolio is closed to new investors effective May 1, 2001.
     Janus Capital Corporation anticipates liquidation of the Portfolio soon after regulatory approvals are obtained.
**** Yield more closely reflects the current earnings of the Money Market subaccount than its total return.

                    Janus Retirement Advantage Variable Annuity prospectus    69

    Non-Standardized Performance Data

    In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

    We may from time to time also disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial withdrawals or annuity payments.

    All non-standardized performance data will be advertised only if the standard performance data as shown in Table 1 is also disclosed. For additional information regarding the calculation of other performance data, please see the SAI.


70     Janus Retirement Advantage Variable prospectus

                                 [JANUS LOGO]
                         JANUS RETIREMENT ADVANTAGE(R)
                               VARIABLE ANNUITY
                      Statement of Additional Information



                                Issued through
                         WRL Series Annuity Account B


                                  Offered by
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716



May 1, 2001
as supplemented July 31, 2001

This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the prospectus for the Contract and the WRL Series Annuity Account B.

This SAI expands upon subjects discussed in the current prospectus for the Janus Retirement Advantage(R) Variable Annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2001, as supplemented July 31, 2001, by calling 1-800-504-4440 (Monday-Friday, 9:00 A.M.-6:00 P.M., Eastern Time), or by writing to the administrative office, Western Reserve Life, P.O. Box 9052, Clearwater, Florida 33758-9052. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

Table of contents
--------------------------------------------------------------------------------

          Definitions of special terms.................................    2

          The Contract-general provisions..............................    4
             Owner.....................................................    4
             Entire Contract...........................................    4
             Misstatement of Age or Gender.............................    4
             Addition, Deletion or Substitution of Investments.........    4
             Annuity Payment Options...................................    5
             Death Benefit.............................................    6
             Assignment................................................    8
             Proof of Age, Gender and Survival.........................    8
             Non-Participating.........................................    8

          Certain federal income tax consequences......................    9
             Tax Status of the Contract................................    9
             Taxation of Western Reserve...............................   11

          Investment experience........................................   12
             Accumulation Units........................................   12
             Accumulation Unit Value...................................   12
             Annuity Unit Value and Annuity Payment Rates..............   13

          Historical performance data..................................   15
             Money Market Yields.......................................   15
             Other Subaccount Yields...................................   16
             Total Returns.............................................   16
             Other Performance Data....................................   17
             Advertising and Sales Literature..........................   17

          Published ratings............................................   19

          Administration...............................................   19

          Records and reports..........................................   19

          Distribution of the contracts................................   20

          Other products...............................................   20

          Custody of assets............................................   20

          Legal matters................................................   21

          Independent auditors.........................................   21

          Other information............................................   21

          Financial statements.........................................   22

Definitions of special terms
--------------------------------------------------------------------------------


accumulation period           The period between the Contract date and the
                              maturity date while the Contract is in force.

accumulation unit value       An accounting unit of measure we use to calculate
                              subaccount values during the accumulation period.

administrative office         Our administrative office and mailing address is
                              P.O. Box 9052, Clearwater, Florida 33758-9052. Our street address is 570 Carillon Parkway, St.
                              Petersburg, Florida 33716. Our phone number is
                              1-800-504-4440.

age The issue age, which is the annuitant's age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term "age" in this SAI, it has the same meaning as "attained age" in the Contract.

annuitant                     The person you named in the application (or later
                              changed), to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.

annuity unit value            An accounting unit of measure we use to calculate
                              annuity payments from certain subaccounts after the maturity date.

annuity value                 The sum of the separate account value and the
                              fixed account value at the end of any valuation period.

beneficiary(ies)              The person(s) you elect to receive the death
                              benefit proceeds under the Contract.

cash value                    The annuity value less any applicable premium
                              taxes.

Code                          The Internal Revenue Code of 1986, as amended.

Contract date                 The later of the date on which the initial
                              purchase payment is received, or the date that the properly completed application is received, at Western Reserve's administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.

death report day              The valuation date on which we have received both
                              proof of death of the owner who is the annuitant and your beneficiary's election regarding payment.

fixed account                 An option to which you can direct your money under
                              the Contract, other than the separate account. It provides a guarantee of principal and interest.
                              The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

fixed account value           During the accumulation period, your Contract's
                              value allocated to the fixed account.

in force Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.

maturity date                 The date on which the accumulation period ends and
                              annuity payments begin. The latest maturity date is the annuitant's 90th birthday.

NYSE                          New York Stock Exchange.

nonqualified Contracts        Contracts issued other than in connection with
                              retirement plans.

owner
  (you, your)               The person(s) entitled to exercise all rights under
                            the Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio                   A separate investment portfolio of the Trust.

purchase payments           Amounts paid by an owner or on the owner's behalf to
                            Western Reserve as consideration for the benefits provided by the Contract. When we use the term
                            "purchase payment" in this SAI, it has the same meaning as "net payment" in the Contract, which means the purchase payment less any applicable premium taxes.

qualified Contracts         Contracts issued in connection with retirement plans
                            that qualify for special federal income tax treatment under the Code.

separate account            WRL Series Annuity Account B, your separate account
                            composed of subaccounts established to receive and invest purchase payments not allocated to the fixed account.

separate account value      During the accumulation period, your Contract's
                            value in the separate account, which equals the sum of the values in each subaccount.

subaccount                  A subdivision of the separate account that invests
                            exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

surrender                   The termination of a Contract at the option of the
                            owner.

Trust Janus Aspen Series, an investment company registered with the U.S. Securities and Exchange Commission.

valuation date/
  business day              Each day on which the NYSE is open for trading,
                            except when a subaccount's corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term "business day," it has the same meaning as valuation date.

valuation period            The period of time over which we determine the
                            change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern
                            Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve
  (we, us, our)             Western Reserve Life Assurance Co. of Ohio.

The contract - general provisions
--------------------------------------------------------------------------------


          In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

Owner

          The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.

          A successor owner may be named in the Contract application or in a written notice. The successor owner will become the new owner upon the owner's death, if the owner is not the annuitant and dies before the annuitant. If no successor owner survives the owner and the owner dies before the annuitant, the owner's estate will become the owner.

          The owner may change the ownership of the Contract in a written notice. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

          When there is a change of owner or successor owner, the change will take effect as of the date Western Reserve accepts the written notice. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

Entire Contract

          The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

          If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment Western Reserve makes due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

Addition, Deletion, or Substitution of Investments

          We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the separate account or that the separate account may purchase. We reserve the right to eliminate the shares of any of the portfolios of the Trust and to substitute shares of another portfolio of the Trust (or of another open-end registered investment company), if the shares of a portfolio are no longer available for investment or, if in our judgment, further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner's interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the "SEC") to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law.

          We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of the Trust, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax or other investment conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or other investment conditions warrant.

          In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.

          We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of Western Reserve's domicile, or deemed approved in accordance with such law or regulation.

Annuity Payment Options

          During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under payment Option D, as Variable Life Income with 10 years of guaranteed payments.

          Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date, which cannot be changed thereafter and will remain in effect until the Contract terminates. If a separate account annuity option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract's existing allocation options will remain in effect until the Contract terminates. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

          Determination of the First Variable Payment. The amount of the first variable payment is determined by multiplying the annuity proceeds times the appropriate rate for the variable option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G and a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. The amount of the first variable payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, at the maturity date, adjusted as follows:

                    Maturity Date          Adjusted Age
                    -------------------------------------------------------
                    Before 2001            Actual Age
                    2001 - 2010            Actual Age minus 1
                    2011 - 2020            Actual Age minus 2
                    2021 - 2030            Actual Age minus 3
                    2031 - 2040            Actual Age minus 4
                    After 2040             As determined by Western Reserve

          This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

          Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

Death Benefit

          Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences on page 9 for a detailed description of these rules. Other rules may apply to qualified Contracts.

          If an owner is not the annuitant and dies before the annuitant:

          . if no successor owner is named and alive on the death report day, the owner's estate will become the new owner. The cash value must be distributed within five years of the former owner's death;

          . if the successor owner is alive and is the owner's spouse, the Contract will continue with the spouse as the new owner; or

          . if the successor owner is alive and is not the owner's spouse, the successor owner will become the new owner. The cash value must be distributed either:

            . within five years of the former owner's death; or

            . over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner's death; or

            . over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner's death.

          Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant who is an owner died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options, unless a settlement agreement is effective at the owner's death preventing such election.

          If the annuitant who is not an owner dies during the accumulation period and the owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. If the annuitant is an owner and a successor owner is named and is the owner's spouse, the successor owner will automatically become the new owner and annuitant and this Contract will continue. On the surviving spouse's death, we will pay a death benefit under the terms of the Contract to the beneficiary, if surviving, otherwise to the surviving spouse's estate. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary.

          If an annuitant who is an owner dies before maturity date, and the beneficiary is not the deceased annuitant's spouse, (1) the death benefit must be distributed within five years of the date of the annuitant/ deceased owner's death, or (2) payments must begin no later than one year after the annuitant/deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/ deceased owner's death. If the sole beneficiary is the annuitant/deceased owner's surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences on page 9.)

          If the beneficiary elects to receive the death benefit proceeds under option (1), then: (a) we will allow the beneficiary to make only one partial withdrawal during the 5 year period. That partial withdrawal must be made at the time option (1) is elected; (b) we will allow the beneficiary to make one transfer to and from the subaccounts and the fixed account during the five-year period. That transfer must be made at the time option (1) is elected; (c) we will deduct the annual Contract charge each year during the five-year period; (d) we will not permit annuitization at the end of the five-year period; and (e) if the beneficiary dies during the five-year period, we will pay the remaining value of the Contract first to the contingent beneficiary named by the owner. If no contingent beneficiary is named, then we will make payments to the beneficiary's estate. The beneficiary is not permitted to name his or her own beneficiary, unless the Contract is an IRA.

          Beneficiary. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary during the annuitant's lifetime by sending written notice to us. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative office. Unless we receive written notice from the owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary's creditors.

Assignment

          During the annuitant's lifetime and prior to the maturity date (subject to any irrevocable beneficiary's rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

          With regard to qualified Contracts, ownership of the Contract generally may be assigned, but any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender, and Survival

          We may require proper proof of age and gender of any annuitant or co-annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or co-annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

          The Contract will not share in Western Reserve's surplus earnings; no dividends will be paid.

Certain federal income tax consequences
--------------------------------------------------------------------------------

    The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Contract, based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Contract

    The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

    Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. (S) 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the Trust and its portfolios, intends to comply with the diversification requirements of the Treasury.

    Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified Contracts from application of the diversification rules, the investment vehicle for Western Reserve's qualified contracts (i.e., the Trust) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified Contracts as well as qualified Contracts.

    Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. Several years ago, the IRS stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of underlying assets."

    The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of one or more subaccounts in which to allocate purchase payments and annuity values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in owners being treated as the owners of the assets of the separate account. We, therefore, reserve the right to modify the Contracts as necessary to attempt to prevent the owners from being considered the owners of a pro rata share of the assets of the separate account.

    Distribution Requirements. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the maturity date, and such owner's surviving spouse is named beneficiary, then the Contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

    Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified Contracts, "eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

    Qualified Contracts. The qualified Contract is designed for use with IRAs and Roth IRAs. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

    We make no attempt to provide more than general information about use of the Contract with IRAs and Roth IRAs. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

    Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity ("IRA") under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) the total purchase payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under section 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2 and must be made in a specified form or manner; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. No regular contributions may be made. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

    No part of the funds for an IRA, including a Roth IRA, may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract.

    Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.


Taxation of Western Reserve

    Western Reserve at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

Investment Experience
--------------------------------------------------------------------------------


Accumulation Units

    Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the Trust less any applicable charges or fees.

    Upon allocation to the selected subaccount of the separate account, purchase payments are converted into accumulation units of the subaccount. At the end of any valuation period, a subaccount's value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.

    The number of units that your Contract has in each subaccount is equal to:

    1. The initial units purchased on the Contract date; plus

    2. Units purchased at the time additional purchase payments are allocated to the subaccount; plus

    3. Units purchased through transfers from another subaccount or the fixed account; minus

    4. Any units that are redeemed to pay for partial withdrawals; minus

    5. Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus

    6. Any units that are redeemed to pay the annual Contract charge, any premium taxes and any transfer charge.

    The value of an accumulation unit was arbitrarily established at $10.00 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the NYSE, on each day the NYSE is open.


Accumulation Unit Value

    The accumulation unit value will vary from one valuation period to the next depending on the investment results experienced by each subaccount. The accumulation unit value for each subaccount at the end of a valuation period is the result of:

    1. The total value of the assets held in the subaccount. This value is determined by multiplying the number of shares of the designated Trust portfolio owned by the subaccount times the portfolio's net asset value per share; minus

    2. The accrued daily percentage for the mortality and expense risk charge and the administrative charge multiplied by the net assets of the subaccount; minus

    3. The accrued amount of reserve for any taxes that are determined by us to have resulted from the investment operations of the subaccount; divided by

    4. The number of outstanding units in the subaccount.

    During the accumulation period, the mortality and expense risk charge is deducted at an annual rate of 0.50% of net assets for each day in the valuation period and compensates us for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.15% of net assets for each day in the valuation period and compensates us for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from valuation period to valuation period.

Annuity Unit Value And Annuity Payment Rates

    The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

    (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

    (b) is the net investment factor for that subaccount for the valuation period; and

    (c) is the investment result adjustment factor for the valuation period.

    The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

    The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

    (i)  is the result of:

          (1) the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus

          (2) the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

          (3) a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

    (ii) is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

    (iii) is a factor representing the mortality and expense risk charge and the administrative charge. This factor is equal, on an annual basis, to 0.65% of the daily net asset value of the portfolio share held in that subaccount.

    The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

    The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options - Determination of the First Variable Payment on page 5, which contains a table for determining the adjusted age of the annuitant.

              Illustration of Calculations for Annuity Unit Value
                         and Variable Annuity Payments

          Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where: A = Annuity unit value for the immediately preceding valuation period.
           Assume................................... = $X

       B = Net investment factor for the valuation period for which the annuity unit value is being calculated.
           Assume..................................  =  Y

       C = A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
           Assume..................................  =  Z

Then, the annuity unit value is: $XYZ = $Q

              Formula and Illustration for Determining Amount of
                    First Monthly Variable Annuity Payment

                                              AB
First monthly variable annuity payment =    ------
                                           $ 1,000

Where: A = The annuity value as of the maturity date.
           Assume................................... = $X

       B = The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.
           Assume................................... = $Y

                                                   $ XY = $Z
Then, the first monthly variable annuity payment = ----------
                                                     1,000

     Formula and Illustration for Determining the Number of Annuity Units
             Represented by Each Monthly Variable Annuity Payment

                           A
Number of annuity units =  -
                           B

Where: A = The dollar amount of the first monthly variable annuity payment.
           Assume................................... = $X

       B = The annuity unit value for the valuation date on which the first monthly payment is due.
           Assume................................... = $Y

                                    $X
Then, the number of annuity units = ---  = Z
                                    $Y

Historical Performance Data
--------------------------------------------------------------------------------


Money Market Yields

    Yield. The yield quotation set forth in the prospectus for the Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

    Effective Yield. The effective yield quotation for the Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

            EFFECTIVE YIELD = (BASE PERIOD RETURN + 1](365/7)) - 1

    The effective yield is shown at least to the nearest hundredth of one percent.

    Hypothetical Charge. For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 annual Contract charge, calculated on the basis of an average Contract size of $58,587, which translates into a charge of 0.05%. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract. No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Money Market subaccount and the Trust are excluded from the calculation of yield.

    The yield on amounts held in the Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of portfolio securities held by the Money Market portfolio and its operating expenses. For the seven days ended December 31, 2000, the yield of the Money Market subaccount was 5.76%, and the effective yield was 5.93%.

Other Subaccount Yields

    The yield quotations for all of the subaccounts, except the Money Market subaccount, representing the accumulation period set forth in the prospectus is based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:

                             [(a-b    )/6/  ]
                    YIELD = 2[( -- + 1)   - ]
                             [( cd    )    1]

    Where:     a =  net investment income earned during the period by the corresponding portfolio of the Trust attributable to shares owned by the subaccount.
               b =  expenses accrued for the period (net of reimbursement).
               c =  the average daily number of units outstanding during the period.
               d =  the maximum offering price per unit on the last day of the period.

    For purposes of the yield quotations for all of the subaccounts, except the Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 annual Contract charge, calculated on the basis of an average Contract size of $58,587, which translates into a charge of 0.05%. The calculations do not take into account any premium taxes or any transfer charges.

    Premium taxes currently range from 0% to 3.5% of purchase payments depending upon the jurisdiction in which the Contract is delivered.

    The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.


Total Returns

    The total return quotations set forth in the prospectus for all of these subaccounts, except the Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, three, five, and ten-year periods, (or, while a subaccount has been in existence for a period of less than one, three, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

                               P(1 + T)/n/ = ERV

     Where:    P =     a hypothetical initial payment of $1,000.
               T =     average annual total return.
               n =     number of years.
               ERV =   ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of each period at the end of each period.

    For purposes of the total return quotations for all of the subaccounts, except the Money Market subaccount, the calculations take into account all fees that are charged under the Contract to all owner accounts during the accumulation period. Such fees include the mortality and expense risk charge of 0.50%, the administrative charge of 0.15%, and the $30 annual Contract charge, calculated on the basis of an average Contract size of $58,587, which translates into a charge of 0.05%. The calculations do not reflect any deduction for premium taxes or any transfer charges that may be applicable to a particular Contract.

Other Performance Data

    We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by all the fees and charges under the Contract and that the data may be presented for different time periods and for different purchase payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

    We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

                                (1 + T)/n/ - 1

    Where:     T and n are the same values as above.

    In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

    For instance, we may disclose average annual total returns for the portfolios reduced by all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 0.50%, the administrative charge of 0.15% and the $30 annual Contract charge (based on average Contract size of $58,587, the annual Contract charge translates into a charge of 0.05%).


Advertising and Sales Literature

    From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

    When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a "before tax" basis through a tax-qualified plan with those made on an "after tax" basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.

    As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

Published Ratings
--------------------------------------------------------------------------------

    We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Rating Services, Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co. A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations such as debt or commercial paper obligations. These ratings do not apply to the separate account, its subaccounts, the Trust or its portfolios, or to their performance.

Administration
--------------------------------------------------------------------------------

    Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

Records and Reports
--------------------------------------------------------------------------------

    All records and accounts relating to the separate account will be maintained by AEGON/Transamerica Services, Inc. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction (including purchase payments, transfers, partial withdrawals, and complete surrenders) and any other reports required by law or regulation.

Distribution of the Contracts
--------------------------------------------------------------------------------

    AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and, is a member of the National Association of Securities Dealers, Inc. AFSG will not be compensated for its services as principal underwriter of the Contracts.

    There are no sales commissions payable upon the sale of Contracts. The offering of the Contracts is continuous and Western Reserve does not anticipate discontinuing the offering of the Contracts. However, Western Reserve reserves the right to do so at any time.

Other Products
--------------------------------------------------------------------------------

    Western Reserve makes other variable annuity contracts available that are funded through other separate accounts. These variable annuity contracts may have different features, such as different investment choices or charges.

Custody of Assets
--------------------------------------------------------------------------------

    The assets of the separate account are held by Western Reserve. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. WRL Investment Services, Inc. maintains records of all purchases and redemptions of shares of the Trust. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Contract Owners of the Janus Retirement Advantage WRL Series Annuity Account B
Western Reserve Life Assurance Company of Ohio



  We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the Janus Retirement Advantage WRL Series Annuity Account B (the "Separate Account," a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the periods in the year ended December 31, 2000 as indicated thereon. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets for the periods ended December 31, 1999 as indicated thereon and the financial highlights for each of the periods in the four years ended December 31, 1999 as indicated thereon for each of the subaccounts constituting the Separate Account, were audited by other auditors whose report dated February 16, 2000, expressed an unqualified opinion on those statements and financial highlights


  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of mutual fund shares owned as of December 31, 2000, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



  In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Janus Retirement Advantage WRL Series Annuity Account B at December 31, 2000, and the results of their operations and changes in net assets, and financial highlights for the periods in the year ended December 31, 2000 as indicated thereon, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

ERNST & YOUNG LLP
Des Moines, Iowa
January 31, 2001

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors and Contract Owners of the WRL Series Annuity Account B Western Reserve Life Assurance Company of Ohio


  In our opinion, the accompanying statements of changes in net assets and the related financial highlights present fairly, in all material respects, the changes in net assets of each of the Sub-Accounts constituting the WRL Series Annuity Account B (a separate account of the Western Reserve Life Assurance Co. of Ohio ("WRL")) for the year ended December 31, 1999, and the financial highlights for each of the periods presented through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of WRL's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 16, 2000

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                                     AGGRESSIVE      CAPITAL                    EQUITY
                                                          GROWTH       GROWTH     APPRECIATION    BALANCED      INCOME
                                                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
ASSETS:
 Investment in Janus Aspen Series Trust:
  Number of shares ...................................      2,788        2,364         1,628         1,177         819
                                                         ========    =========      ========      ========    ========
  Cost ...............................................   $ 69,932    $ 121,570      $ 44,774      $ 27,522    $ 18,282
                                                         ========    =========      ========      ========    ========
 Investment, at net asset value ......................   $ 73,825    $  85,822      $ 43,624      $ 28,603    $ 15,708
 Dividend receivable .................................          0            0             0             0           0
 Transfers receivable from depositor .................          0            0             0             5           0
                                                         --------    ---------      --------      --------    --------
  Total assets .......................................     73,825       85,822        43,624        28,608      15,708
                                                         --------    ---------      --------      --------    --------
LIABILITIES:
 Accrued expenses ....................................          0            0             0             0           0
 Transfers payable to depositor ......................         13           38            80             0           1
                                                         --------    ---------      --------      --------    --------
  Total liabilities ..................................         13           38            80             0           1
                                                         --------    ---------      --------      --------    --------
  Net assets .........................................   $ 73,812    $  85,784      $ 43,544      $ 28,608    $ 15,707
                                                         ========    =========      ========      ========    ========
NET ASSETS CONSISTS OF:
 Contract owners' equity .............................   $ 73,812    $  85,784      $ 43,544      $ 28,608    $ 15,707
 Depositor's equity ..................................          0            0             0             0           0
                                                         --------    ---------      --------      --------    --------
  Net assets applicable to units outstanding .........   $ 73,812    $  85,784      $ 43,544      $ 28,608    $ 15,707
                                                         ========    =========      ========      ========    ========
 Contract owners' units ..............................      2,310        2,053         1,631           945         627
 Depositor's units ...................................          0            0             0             0           0
                                                         --------    ---------      --------      --------    --------
  Units outstanding ..................................      2,310        2,053         1,631           945         627
                                                         ========    =========      ========      ========    ========
  Accumulation unit value ............................   $  31.96    $   41.79      $  26.70      $  30.28    $  25.04
                                                         ========    =========      ========      ========    ========


See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                        GROWTH AND    STRATEGIC   INTERNATIONAL    WORLDWIDE   GLOBAL LIFE
                                                          INCOME        VALUE         GROWTH        GROWTH      SCIENCES
                                                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
ASSETS:
 Investment in Janus Aspen Series Trust:
  Number of shares ...................................      1,056          453          1,111         2,361        1,159
                                                         ========      =======       ========      ========     ========
  Cost ...............................................   $ 20,054      $ 4,611       $ 38,822      $ 83,790     $ 10,386
                                                         ========      =======       ========      ========     ========
 Investment, at net asset value ......................   $ 18,381      $ 4,527       $ 34,336      $ 87,293     $ 10,792
 Dividend receivable .................................          0            0              0             0            0
 Transfers receivable from depositor .................          0           22              0             0          189
                                                         --------      -------       --------      --------     --------
  Total assets .......................................     18,381        4,549         34,336        87,293       10,981
                                                         --------      -------       --------      --------     --------
LIABILITIES:
 Accrued expenses ....................................          0            0              0             0            0
 Transfers payable to depositor ......................          0            0             75            97            0
                                                         --------      -------       --------      --------     --------
  Total liabilities ..................................          0            0             75            97            0
                                                         --------      -------       --------      --------     --------
  Net assets .........................................   $ 18,381      $ 4,549       $ 34,261      $ 87,196     $ 10,981
                                                         ========      =======       ========      ========     ========
NET ASSETS CONSISTS OF:
 Contract owners' equity .............................   $ 18,381      $ 4,524       $ 34,261      $ 87,196     $ 10,952
 Depositor's equity ..................................          0           25              0             0           29
                                                         --------      -------       --------      --------     --------
  Net assets applicable to units outstanding .........   $ 18,381      $ 4,549       $ 34,261      $ 87,196     $ 10,981
                                                         ========      =======       ========      ========     ========
 Contract owners' units ..............................      1,044          453          1,047         2,112          952
 Depositor's units ...................................          0            3              0             0            3
                                                         --------      -------       --------      --------     --------
  Units outstanding ..................................      1,044          456          1,047         2,112          955
                                                         ========      =======       ========      ========     ========
  Accumulation unit value ............................   $  17.60      $  9.98       $  32.74      $  41.29     $  11.50
                                                         ========      =======       ========      ========     ========

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                            GLOBAL        FLEXIBLE                       MONEY
                                                          TECHNOLOGY       INCOME       HIGH-YIELD       MARKET
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in Janus Aspen Series Trust:
  Number of shares ...................................        1,244            475            151        44,177
                                                           ========        =======        =======      ========
  Cost ...............................................     $ 11,601        $ 5,474        $ 1,589      $ 44,177
                                                           ========        =======        =======      ========
 Investment, at net asset value ......................     $  8,075        $ 5,439        $ 1,480      $ 44,177
 Dividend receivable .................................            0              0              0           250
 Transfers receivable from depositor .................            0             84              0             0
                                                           --------        -------        -------      --------
  Total assets .......................................        8,075          5,523          1,480        44,427
                                                           --------        -------        -------      --------
LIABILITIES:
 Accrued expenses ....................................            0              0              0             0
 Transfers payable to depositor ......................            0              0              0            73
                                                           --------        -------        -------      --------
  Total liabilities ..................................            0              0              0            73
                                                           --------        -------        -------      --------
  Net assets .........................................     $  8,075        $ 5,523        $ 1,480      $ 44,354
                                                           ========        =======        =======      ========
NET ASSETS CONSISTS OF:
 Contract owners' equity .............................     $  8,058        $ 5,523        $ 1,480      $ 44,354
 Depositor's equity ..................................           17              0              0             0
                                                           --------        -------        -------      --------
  Net assets applicable to units outstanding .........     $  8,075        $ 5,523        $ 1,480      $ 44,354
                                                           ========        =======        =======      ========
 Contract owners' units ..............................        1,177            327            107         3,427
 Depositor's units ...................................            3              0              0             0
                                                           --------        -------        -------      --------
  Units outstanding ..................................        1,180            327            107         3,427
                                                           ========        =======        =======      ========
  Accumulation unit value ............................     $   6.84        $ 16.90        $ 13.87      $  12.94
                                                           ========        =======        =======      ========

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                          AGGRESSIVE        CAPITAL                       EQUITY
                                                             GROWTH         GROWTH       APPRECIATION     BALANCED        INCOME
                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income .......................................   $    2,062     $    7,167      $      621     $    1,599     $   1,366
 Capital gain distributions ............................        4,844          7,212              22          1,637         2,888
                                                           ----------     ----------      ----------     ----------     ---------
  Total investment income ..............................        6,906         14,379             643          3,236         4,254
EXPENSES:
 Mortality and expense risk ............................          550            807             347            186           113
                                                           ----------     ----------      ----------     ----------     ---------
  Net investment income (loss) .........................        6,356         13,572             296          3,050         4,141
                                                           ----------     ----------      ----------     ----------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....        5,322         19,538           4,658          2,415         2,336
 Change in unrealized appreciation (depreciation) ......      (25,276)       (81,145)        (15,564)        (6,422)       (7,931)
                                                           ----------     ----------      ----------     ----------     ---------
  Net gain (loss) on investment securities .............      (19,954)       (61,607)        (10,906)        (4,007)       (5,595)
                                                           ----------     ----------      ----------     ----------     ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $  (13,598)    $  (48,035)     $  (10,610)    $     (957)    $  (1,454)
                                                           ==========     ==========      ==========     ==========     =========

                                                            GROWTH AND      STRATEGIC    INTERNATIONAL    WORLDWIDE    GLOBAL LIFE
                                                              INCOME          VALUE          GROWTH        GROWTH        SCIENCES
                                                            SUBACCOUNT    SUBACCOUNT(1)    SUBACCOUNT    SUBACCOUNT   SUB-ACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ........................................   $      514     $       14     $      724     $    2,116     $     22
 Capital gain distributions .............................            1              0          1,463          6,954            0
                                                            ----------     ----------     ----------     ----------     --------
  Total investment income ...............................          515             14          2,187          9,070           22
EXPENSES:
 Mortality and expense risk .............................          135             14            277            690           26
                                                            ----------     ----------     ----------     ----------     --------
  Net investment income (loss) ..........................          380              0          1,910          8,380           (4)
                                                            ----------     ----------     ----------     ----------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities ......        3,069              8          5,773          8,570          156
 Change in unrealized appreciation (depreciation) .......       (6,743)           (84)       (16,646)       (34,952)         406
                                                            ----------     ----------     ----------     ----------     --------
  Net gain (loss) on investment securities ..............       (3,674)           (76)       (10,873)       (26,382)         562
                                                            ----------     ----------     ----------     ----------     --------
   Net increase (decrease) in net assets resulting
     from operations ....................................   $   (3,294)    $      (76)    $   (8,963)    $  (18,002)    $    558
                                                            ==========     ==========     ==========     ==========     ========

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                    GLOBAL         FLEXIBLE                       MONEY
                                                                  TECHNOLOGY        INCOME       HIGH-YIELD       MARKET
                                                                SUBACCOUNT(1)     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................      $     136         $  287         $  118        $ 2,462
 Capital gain distributions ................................              0              0              0              0
                                                                  ---------         ------         ------        -------
  Total investment income ..................................            136            287            118          2,462
EXPENSES:
 Mortality and expense risk ................................             34             33             11            261
                                                                  ---------         ------         ------        -------
  Net investment income (loss) .............................            102            254            107          2,201
                                                                  ---------         ------         ------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........           (281)          (247)           (93)             0
 Change in unrealized appreciation (depreciation) ..........         (3,526)           250            (17)             0
                                                                  ---------         ------         ------        -------
  Net gain (loss) on investment securities .................         (3,807)             3           (110)             0
                                                                  ---------         ------         ------        -------
   Net increase (decrease) in net assets resulting
     from operations .......................................      $  (3,705)        $  257         $   (3)       $ 2,201
                                                                  =========         ======         ======        =======

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                                                    AGGRESSIVE                  CAPITAL
                                                             GROWTH                   GROWTH                 APPRECIATION
                                                           SUBACCOUNT               SUBACCOUNT                SUBACCOUNT
                                                    ------------------------ ------------------------- -------------------------
                                                          DECEMBER 31,             DECEMBER 31,              DECEMBER 31,
                                                    ------------------------ ------------------------- -------------------------
                                                        2000         1999        2000         1999         2000         1999
                                                    ------------ ----------- ------------ ------------ ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................  $   6,356    $     51    $  13,572    $   1,213    $     296     $    (43)
 Net gain (loss) on investment securities .........    (19,954)     21,408      (61,607)      43,282      (10,906)      16,681
                                                     ---------    --------    ---------    ---------    ---------     --------
 Net increase (decrease) in net assets
  resulting from operations .......................    (13,598)     21,459      (48,035)      44,495      (10,610)      16,638
                                                     ---------    --------    ---------    ---------    ---------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     16,070      11,929       39,239       33,571        7,116       19,811
                                                     ---------    --------    ---------    ---------    ---------     --------
 Less cost of units redeemed:
  Administrative charges ..........................         11          12           12            9            7            4
  Surrender benefits ..............................      4,436         988        6,575          794        2,404          897
  Death benefits ..................................         64          27          400           20          221           29
                                                     ---------    --------    ---------    ---------    ---------     --------
                                                         4,511       1,027        6,987          823        2,632          930
                                                     ---------    --------    ---------    ---------    ---------     --------
  Increase (decrease) in net assets from
   capital unit transactions ......................     11,559      10,902       32,252       32,748        4,484       18,881
                                                     ---------    --------    ---------    ---------    ---------     --------
  Net increase (decrease) in net assets ...........     (2,039)     32,361      (15,783)      77,243       (6,126)      35,519
 Depositor's equity contribution
  (redemption) ....................................          0           0            0            0            0            0
NET ASSETS:
 Beginning of year ................................     75,851      43,490      101,567       24,324       49,670       14,151
                                                     ---------    --------    ---------    ---------    ---------     --------
 End of year ......................................  $  73,812    $ 75,851    $  85,784    $ 101,567    $  43,544     $ 49,670
                                                     =========    ========    =========    =========    =========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............      2,015       1,653        1,646          883        1,512          715
 Units issued .....................................        946         931        1,705        1,287          970        2,136
 Units redeemed ...................................       (651)       (569)      (1,298)        (524)        (851)      (1,339)
                                                     ---------    --------    ---------    ---------    ---------     --------
 Units outstanding - end of year ..................      2,310       2,015        2,053        1,646        1,631        1,512
                                                     =========    ========    =========    =========    =========     ========

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                                                      EQUITY                 GROWTH AND
                                                            BALANCED                  INCOME                   INCOME
                                                           SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                                    ------------------------ ------------------------ -------------------------
                                                          DECEMBER 31,             DECEMBER 31,              DECEMBER 31,
                                                    ------------------------ ------------------------ -------------------------
                                                        2000         1999        2000         1999        2000         1999
                                                    ------------ ----------- ------------ ----------- ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................   $  3,050    $    389     $  4,141    $      2     $    380     $    (25)
 Net gain (loss) on investment securities .........     (4,007)      5,059       (5,595)      5,031       (3,674)       5,627
                                                      --------    --------     --------    --------     --------     --------
 Net increase (decrease) in net assets
  resulting from operations .......................       (957)      5,448       (1,454)      5,033       (3,294)       5,602
                                                      --------    --------     --------    --------     --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      3,400       4,860       (1,155)      5,636        5,960        6,990
                                                      --------    --------     --------    --------     --------     --------
 Less cost of units redeemed:
  Administrative charges ..........................          4           4            2           2            3            1
  Surrender benefits ..............................      1,307         818          532         623          937          200
  Death benefits ..................................         38         127          126          85           21            0
                                                      --------    --------     --------    --------     --------     --------
                                                         1,349         949          660         710          961          201
                                                      --------    --------     --------    --------     --------     --------
  Increase (decrease) in net assets from
   capital unit transactions ......................      2,051       3,911       (1,815)      4,926        4,999        6,789
                                                      --------    --------     --------    --------     --------     --------
  Net increase (decrease) in net assets ...........      1,094       9,359       (3,269)      9,959        1,705       12,391
 Depositor's equity contribution
  (redemption) ....................................          0           0            0           0            0          (41)
NET ASSETS:
 Beginning of year ................................     27,514      18,155       18,976       9,017       16,676        4,326
                                                      --------    --------     --------    --------     --------     --------
 End of year ......................................   $ 28,608    $ 27,514     $ 15,707    $ 18,976     $ 18,381     $ 16,676
                                                      ========    ========     ========    ========     ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............        882         733          692         463          809          363
 Units issued .....................................        436         477          270         627          929          955
 Units redeemed ...................................       (373)       (328)        (335)       (398)        (694)        (509)
                                                      --------    --------     --------    --------     --------     --------
 Units outstanding - end of year ..................        945         882          627         692        1,044          809
                                                      ========    ========     ========    ========     ========     ========


See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                         STRATEGIC             INTERNATIONAL
                                                           VALUE                  GROWTH
                                                        SUBACCOUNT              SUBACCOUNT
                                                      --------------   ---------------------------
                                                       DECEMBER 31,             DECEMBER 31,
                                                      --------------   ---------------------------
                                                          2000(1)          2000           1999
                                                      --------------   ------------   ------------
OPERATIONS:
 Net investment income (loss) .....................      $     0        $   1,910       $    (66)
 Net gain (loss) on investment securities .........          (76)         (10,873)        12,770
                                                         -------        ---------       --------
 Net increase (decrease) in net assets
  resulting from operations .......................          (76)          (8,963)        12,704
                                                         -------        ---------       --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........        4,703           13,787          6,097
                                                         -------        ---------       --------
 Less cost of units redeemed:
  Administrative charges ..........................            0                5              4
  Surrender benefits ..............................          103            2,763          1,052
  Death benefits ..................................            0               62             15
                                                         -------        ---------       --------
                                                             103            2,830          1,071
                                                         -------        ---------       --------
  Increase (decrease) in net assets from
   capital unit transactions ......................        4,600           10,957          5,026
                                                         -------        ---------       --------
  Net increase (decrease) in net assets ...........        4,524            1,994         17,730
 Depositor's equity contribution
  (redemption) ....................................           25                0              0
NET ASSETS:
 Beginning of year ................................            0           32,267         14,537
                                                         -------        ---------       --------
 End of year ......................................      $ 4,549        $  34,261       $ 32,267
                                                         =======        =========       ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............            0              823            672
 Units issued .....................................          655              886            606
 Units redeemed ...................................         (199)            (662)          (455)
                                                         -------        ---------       --------
 Units outstanding - end of year ..................          456            1,047            823
                                                         =======        =========       ========


See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                               WORLDWIDE             GLOBAL LIFE
                                                                GROWTH                 SCIENCES
                                                              SUBACCOUNT              SUBACCOUNT
                                                      ---------------------------   -------------
                                                             DECEMBER 31,            DECEMBER 31,
                                                      ---------------------------   -------------
                                                          2000           1999          2000(1)
                                                      ------------   ------------   -------------
OPERATIONS:
 Net investment income (loss) .....................    $   8,380       $   (311)      $     (4)
 Net gain (loss) on investment securities .........      (26,382)        36,667            562
                                                       ---------       --------       --------
 Net increase (decrease) in net assets
  resulting from operations .......................      (18,002)        36,356            558
                                                       ---------       --------       --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........       13,671          2,621         10,583
                                                       ---------       --------       --------
 Less cost of units redeemed:
  Administrative charges ..........................           12             15              0
  Surrender benefits ..............................        4,262          1,497            185
  Death benefits ..................................          123            101              0
                                                       ---------       --------       --------
                                                           4,397          1,613            185
                                                       ---------       --------       --------
  Increase (decrease) in net assets from
   capital unit transactions ......................        9,274          1,008         10,398
                                                       ---------       --------       --------
  Net increase (decrease) in net assets ...........       (8,728)        37,364         10,956
 Depositor's equity contribution
  (redemption) ....................................            0              0             25
NET ASSETS:
 Beginning of year ................................       95,924         58,560              0
                                                       ---------       --------       --------
 End of year ......................................    $  87,196       $ 95,924       $ 10,981
                                                       =========       ========       ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............        1,947          1,942              0
 Units issued .....................................          877            837          1,253
 Units redeemed ...................................         (712)          (832)          (298)
                                                       ---------       --------       --------
 Units outstanding - end of year ..................        2,112          1,947            955
                                                       =========       ========       ========


See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                          GLOBAL               FLEXIBLE
                                                        TECHNOLOGY              INCOME
                                                        SUBACCOUNT            SUBACCOUNT
                                                      --------------   ------------------------
                                                       DECEMBER 31,          DECEMBER 31,
                                                      --------------   ------------------------
                                                          2000(1)         2000          1999
                                                      --------------   ----------   -----------
OPERATIONS:
 Net investment income (loss) .....................      $    102       $   254      $    342
 Net gain (loss) on investment securities .........        (3,807)            3          (289)
                                                         --------       -------      --------
 Net increase (decrease) in net assets
  resulting from operations .......................        (3,705)          257            53
                                                         --------       -------      --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........        12,157           767        (1,020)
                                                         --------       -------      --------
 Less cost of units redeemed:
  Administrative charges ..........................             0             1             1
  Surrender benefits ..............................           402           679           621
  Death benefits ..................................             0            13             0
                                                         --------       -------      --------
                                                              402           693           622
                                                         --------       -------      --------
  Increase (decrease) in net assets from
   capital unit transactions ......................        11,755            74        (1,642)
                                                         --------       -------      --------
  Net increase (decrease) in net assets ...........         8,050           331        (1,589)
 Depositor's equity contribution
  (redemption) ....................................            25             0             0
NET ASSETS:
 Beginning of year ................................             0         5,192         6,781
                                                         --------       -------      --------
 End of year ......................................      $  8,075       $ 5,523      $  5,192
                                                         ========       =======      ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............             0           324           428
 Units issued .....................................         1,548           315           241
 Units redeemed ...................................          (368)         (312)         (345)
                                                         --------       -------      --------
 Units outstanding - end of year ..................         1,180           327           324
                                                         ========       =======      ========

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                                                             MONEY
                                                             HIGH-YIELD                     MARKET
                                                             SUBACCOUNT                   SUBACCOUNT
                                                      -------------------------   ---------------------------
                                                            DECEMBER 31,                 DECEMBER 31,
                                                      -------------------------   ---------------------------
                                                          2000          1999          2000           1999
                                                      -----------   -----------   ------------   ------------
OPERATIONS:
 Net investment income (loss) .....................     $   107      $    192      $   2,201       $  1,078
 Net gain (loss) on investment securities .........        (110)          (62)             0              0
                                                        -------      --------      ---------       --------
 Net increase (decrease) in net assets
  resulting from operations .......................          (3)          130          2,201          1,078
                                                        --------     --------      ---------       --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........          62        (1,349)        20,966         20,834
                                                        -------      --------      ---------       --------
 Less cost of units redeemed:
  Administrative charges ..........................           0             0              2              2
  Surrender benefits ..............................         198           139         13,087          3,837
  Death benefits ..................................           2             0            190              6
                                                        -------      --------      ---------       --------
                                                            200           139         13,279          3,845
                                                        -------      --------      ---------       --------
  Increase (decrease) in net assets from
   capital unit transactions ......................        (138)       (1,488)         7,687         16,989
                                                        -------      --------      ---------       --------
  Net increase (decrease) in net assets ...........        (141)       (1,358)         9,888         18,067
 Depositor's equity contribution
  (redemption) ....................................           0             0              0              0
NET ASSETS:
 Beginning of year ................................       1,621         2,979         34,466         16,399
                                                        -------      --------      ---------       --------
 End of year ......................................     $ 1,480      $  1,621      $  44,354       $ 34,466
                                                        =======      ========      =========       ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............         118           230          2,812          1,395
 Units issued .....................................         208           155         11,584          8,273
 Units redeemed ...................................        (219)         (267)       (10,969)        (6,856)
                                                        -------      --------      ---------       --------
 Units outstanding - end of year ..................         107           118          3,427          2,812
                                                        =======      ========      =========       ========

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                                GROWTH SUBACCOUNT
                                                     ========================================================================
                                                                                   DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                          2000           1999            1998          1997          1996
                                                     ------------- ---------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........   $  37.64       $    26.31       $ 19.52       $ 16.01       $ 13.61
                                                       --------       ----------       -------       -------       -------
 Income from operations:
  Net investment income (loss) .....................       2.83             0.03          1.30          0.42          0.32
  Net realized and unrealized gain (loss) on
   investment ......................................      (8.51)           11.30          5.49          3.09          2.08
                                                       --------       ----------       -------       -------       -------
   Net income (loss) from operations ...............      (5.68)           11.33          6.79          3.51          2.40
                                                       --------       ----------       -------       -------       -------
Accumulation unit value, end of year ...............   $  31.96       $    37.64       $ 26.31       $ 19.52       $ 16.01
                                                       ========       ==========       =======       =======       =======
Total return .......................................   (15.11)%          43.05 %       34.78 %       21.95 %       17.61 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $ 73,812       $   75,851       $43,490       $29,570       $16,696
 Ratio of net investment income (loss) to average
  net assets .......................................     7.51 %           0.09 %        5.92 %        2.30 %        2.10 %

                                                                          AGGRESSIVE GROWTH SUBACCOUNT
                                                     ======================================================================
                                                                                  DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                          2000          1999           1998          1997          1996
                                                     ------------- -------------- -------------- ------------ -------------
Accumulation unit value, beginning of year .........   $  61.69       $  27.55      $   20.65     $  18.45      $  17.21
                                                       --------       --------      ---------     --------      --------
 Income from operations:
  Net investment income (loss) .....................       6.57           1.08          (0.14)       (0.12)         0.07
  Net realized and unrealized gain (loss) on
   investment ......................................     (26.47)         33.06           7.04         2.32          1.17
                                                       --------       --------      ---------     --------      --------
   Net income (loss) from operations ...............     (19.90)         34.14           6.90         2.20          1.24
                                                       --------       --------      ---------     --------      --------
Accumulation unit value, end of year ...............   $  41.79       $  61.69      $   27.55     $  20.65      $  18.45
                                                       ========       ========      =========     ========      ========
Total return .......................................   (32.26)%       123.95 %        33.39 %      11.93 %        7.18 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $ 85,784       $101,567      $  24,324     $ 20,328      $ 18,820
 Ratio of net investment income (loss) to average
  net assets .......................................    10.94 %         2.77 %        (0.65)%      (0.65)%        0.42 %

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                     CAPITAL APPRECIATION SUBACCOUNT
                                                       ===========================================================
                                                                              DECEMBER 31,
                                                       -----------------------------------------------------------
                                                            2000           1999           1998          1997(1)
                                                       -------------   ------------   ------------   -------------
Accumulation unit value, beginning of year .........     $  32.85        $  19.80       $  12.61       $  10.00
                                                         --------        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................         0.18           (0.03)         (0.08)          0.03
  Net realized and unrealized gain (loss) on
   investment ......................................        (6.33)          13.08           7.27           2.58
                                                         --------        --------       --------       --------
   Net income (loss) from operations ...............        (6.15)          13.05           7.19           2.61
                                                         --------        --------       --------       --------
Accumulation unit value, end of year ...............     $  26.70        $  32.85       $  19.80       $  12.61
                                                         ========        ========       ========       ========
Total return  ......................................     (18.71)%         65.92 %        57.09 %        26.05 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $ 43,544        $ 49,670       $ 14,151       $  2,637
 Ratio of net investment income (loss) to average
  net assets .......................................       0.56 %         (0.13)%        (0.52)%         0.35 %

                                                                             BALANCED SUBACCOUNT
                                                     ====================================================================
                                                                                 DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                         2000          1999          1998          1997          1996
                                                     ------------ ------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........   $ 31.19       $ 24.76       $ 18.56       $ 15.30      $  13.26
                                                       -------       -------       -------       -------      --------
 Income from operations:
  Net investment income (loss) .....................      3.31          0.46          0.81          0.49          0.28
  Net realized and unrealized gain (loss) on
   investment ......................................     (4.22)         5.97          5.39          2.77          1.76
                                                       -------       -------       -------       -------      --------
   Net income (loss) from operations ...............     (0.91)         6.43          6.20          3.26          2.04
                                                       -------       -------       -------       -------      --------
Accumulation unit value, end of year ...............   $ 30.28       $ 31.19       $ 24.76       $ 18.56      $  15.30
                                                       =======       =======       =======       =======      ========
Total return .......................................   (2.91)%       25.94 %       33.42 %       21.31 %       15.36 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $28,608       $27,514       $18,155       $11,287      $  5,336
 Ratio of net investment income (loss) to average
  net assets .......................................   10.64 %        1.68 %        3.85 %        2.84 %        1.98 %


See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                        EQUITY INCOME SUBACCOUNT
                                                       ===========================================================
                                                                              DECEMBER 31,
                                                       -----------------------------------------------------------
                                                           2000            1999            1998          1997(1)
                                                       ------------   -------------   -------------   ------------
Accumulation unit value, beginning of year .........     $ 27.41         $ 19.49        $  13.41       $  10.00
                                                         -------         -------        --------       --------
 Income from operations:
  Net investment income (loss) .....................        6.43            0.00            0.13          (0.03)
  Net realized and unrealized gain (loss) on
   investment ......................................       (8.80)           7.92            5.95           3.44
                                                         -------         -------        --------       --------
   Net income (loss) from operations ...............       (2.37)           7.92            6.08           3.41
                                                         -------         -------        --------       --------
Accumulation unit value, end of year ...............     $ 25.04         $ 27.41        $  19.49       $  13.41
                                                         =======         =======        ========       ========
Total return .......................................       (8.66)%         40.67%          45.30%         34.12%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $15,707         $18,976        $  9,017       $  3,048
 Ratio of net investment income (loss) to average
  net assets .......................................       23.92%           0.01%           0.81%         (0.32)%

                                                                                                     STRATEGIC
                                                                                                       VALUE
                                                             GROWTH AND INCOME SUBACCOUNT            SUBACCOUNT
                                                       =========================================   =============
                                                                     DECEMBER 31,                   DECEMBER 31,
                                                       -----------------------------------------   -------------
                                                           2000           1999         1998(1)        2000(1)
                                                       ------------   ------------   -----------   -------------
Accumulation unit value, beginning of year .........     $  20.62       $  11.93      $  10.00      $    10.00
                                                         --------       --------      --------      ----------
 Income from operations:
  Net investment income (loss) .....................         0.36          (0.04)        (0.01)           0.00
  Net realized and unrealized gain (loss) on
   investment ......................................        (3.38)          8.73          1.94           (0.02)
                                                         --------       --------      --------      ----------
   Net income (loss) from operations ...............        (3.02)          8.69          1.93           (0.02)
                                                         --------       --------      --------      ----------
Accumulation unit value, end of year ...............     $  17.60       $  20.62      $  11.93      $     9.98
                                                         ========       ========      ========      ==========
Total return .......................................       (14.66)%        72.91%        19.28%          (0.24)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $ 18,381       $ 16,676      $  4,326      $    4,549
 Ratio of net investment income (loss) to average
  net assets .......................................         1.83%         (0.29)%       (0.21)%         (0.03)%


See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                           INTERNATIONAL GROWTH SUBACCOUNT
                                                     ============================================================================
                                                                                     DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                          2000          1999           1998            1997            1996
                                                     ------------- ------------- --------------- --------------- ----------------
Accumulation unit value, beginning of year .........   $  39.20     $   21.65       $   18.58       $   15.78       $    11.80
                                                       --------     ---------       ---------       ---------       ----------
 Income from operations:
  Net investment income (loss) .....................       1.77         (0.10)           0.29            0.05             0.24
  Net realized and unrealized gain (loss) on
    investment .....................................      (8.23)        17.65            2.78            2.75             3.74
                                                       --------     ---------       ---------       ---------       ----------
    Net income (loss) from operations ..............      (6.46)        17.55            3.07            2.80             3.98
                                                       --------     ---------       ---------       ---------       ----------
Accumulation unit value, end of year ...............   $  32.74     $   39.20       $   21.65       $   18.58       $    15.78
                                                       ========     =========       =========       =========       ==========
Total return .......................................   (16.49)%       81.09 %         16.48 %         17.74 %          33.75 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $ 34,261     $  32,267       $  14,537       $  15,266       $    6,156
 Ratio of net investment income (loss) to average
  net assets .......................................     4.47 %       (0.39)%          1.38 %          0.26 %           1.72 %

                                                                          WORLDWIDE GROWTH SUBACCOUNT
                                                     ======================================================================
                                                                                  DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                          2000          1999           1998          1997          1996
                                                     ------------- -------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........   $  49.28      $   30.16       $ 23.55       $ 19.40       $ 15.14
                                                       --------      ---------       -------       -------       -------
 Income from operations:
  Net investment income (loss) .....................       3.88          (0.17)         0.87          0.23          0.19
  Net realized and unrealized gain (loss) on
   investment ......................................     (11.87)         19.29          5.74          3.92          4.07
                                                       --------      ---------       -------       -------       -------
   Net income (loss) from operations ...............      (7.99)         19.12          6.61          4.15          4.26
                                                       --------      ---------       -------       -------       -------
Accumulation unit value, end of year ...............   $  41.29      $   49.28       $ 30.16       $ 23.55       $ 19.40
                                                       ========      =========       =======       =======       =======
Total return .......................................   (16.22)%        63.39 %       28.09 %       21.36 %       28.12 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $ 87,196     $   95,924       $58,560       $44,154       $23,501
 Ratio of net investment income (loss) to average
  net assets .......................................     7.89 %        (0.48)%        3.18 %        1.01 %        1.12 %

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS

                              FOR THE YEAR ENDED
                                                        GLOBAL         GLOBAL
                                                    LIFE SCIENCES    TECHNOLOGY
                                                      SUBACCOUNT     SUBACCOUNT
                                                   =============== =============
                                                     DECEMBER 31,   DECEMBER 31,
                                                   --------------- -------------
                                                       2000(1)        2000(1)
                                                   --------------- -------------
Accumulation unit value, beginning of year ......     $  10.00        $  10.00
                                                      --------        --------
 Income from operations:
  Net investment income (loss) ..................        (0.01)           0.12
  Net realized and unrealized gain (loss) on
   investment ...................................         1.51           (3.28)
                                                      --------        --------
   Net income (loss) from operations ............         1.50           (3.16)
                                                      --------        --------
Accumulation unit value, end of year ............     $  11.50        $   6.84
                                                      ========        ========
Total return ....................................        14.96 %        (31.58)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .......     $ 10,981        $  8,075
 Ratio of net investment income (loss) to average
  net assets ....................................        (0.08)%          1.96 %

                                                                            FLEXIBLE INCOME SUBACCOUNT
                                                     ========================================================================
                                                                                   DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                           2000           1999           1998          1997          1996
                                                     --------------- -------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........    $   16.01       $  15.86       $ 14.63      $  13.17       $ 12.15
                                                        ---------       --------       -------      --------       -------
 Income from operations:
  Net investment income (loss) .....................         0.82           0.90          0.99          0.88          0.83
  Net realized and unrealized gain (loss) on
   investment ......................................         0.07          (0.75)         0.24          0.58          0.19
                                                        ---------       --------       -------      --------       -------
   Net income (loss) from operations ...............         0.89           0.15          1.23          1.46          1.02
                                                        ---------       --------       -------      --------       -------
Accumulation unit value, end of year ...............    $   16.90       $  16.01       $ 15.86      $  14.63       $ 13.17
                                                        =========       ========       =======      ========       =======
Total return .......................................       5.56 %         0.95 %        8.40 %       11.04 %        8.41 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $   5,523       $  5,192       $ 6,781      $  3,662       $ 2,198
 Ratio of net investment income (loss) to average
  net assets .......................................       5.05 %         5.68 %        6.47 %        6.33 %        6.75 %

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                           HIGH-YIELD SUBACCOUNT
                                                     ==================================================================
                                                                                DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                         2000         1999         1998          1997        1996(1)
                                                     ------------ ------------ ------------ ------------- -------------
Accumulation unit value, beginning of year .........    $ 13.77      $ 12.97      $ 12.90     $  11.19      $  10.00
                                                        -------      -------      -------     --------      --------
 Income from operations:
  Net investment income (loss) .....................       0.91         1.06         1.23         0.90          0.55
  Net realized and unrealized gain (loss) on
   investment ......................................      (0.81)       (0.26)       (1.16)        0.81          0.64
                                                        -------      -------      -------     --------      --------
   Net income (loss) from operations ...............       0.10         0.80         0.07         1.71          1.19
                                                        -------      -------      -------     --------      --------
Accumulation unit value, end of year ...............    $ 13.87      $ 13.77      $ 12.97     $  12.90      $  11.19
                                                        =======      =======      =======     ========      ========
Total return .......................................     0.72 %       6.16 %       0.61 %      15.22 %       11.91 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $ 1,480      $ 1,621      $ 2,979     $  2,913      $    659
 Ratio of net investment income (loss) to average
  net assets .......................................     6.44 %       7.89 %       9.21 %      7.37  %        7.88 %

                                                                              MONEY MARKET SUBACCOUNT
                                                     =========================================================================
                                                                                   DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                          2000          1999          1998           1997            1996
                                                     ------------- ------------- ------------- --------------- ---------------
Accumulation unit value, beginning of year .........    $ 12.26       $ 11.75       $ 11.23       $   10.74       $   10.30
                                                        -------       -------       -------       ---------       ---------
 Income from operations:
  Net investment income (loss) .....................       0.68          0.51          0.52            0.49            0.44
  Net realized and unrealized gain (loss) on
   investment ......................................       0.00          0.00          0.00            0.00            0.00
                                                        -------       -------       -------       ---------       ---------
   Net income (loss) from operations ...............       0.68          0.51          0.52            0.49            0.44
                                                        -------       -------       -------       ---------       ---------
Accumulation unit value, end of year ...............    $ 12.94       $ 12.26       $ 11.75       $   11.23       $   10.74
                                                        =======       =======       =======       =========       =========
Total return .......................................     5.60 %        4.30 %        4.68 %          4.49 %          4.28 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $44,354       $34,466       $16,399       $   7,369       $   6,095
 Ratio of net investment income (loss) to average
  net assets .......................................     5.49 %        4.26 %        4.55 %          4.43 %          4.19 %

See accompanying notes which are an integral part of the financial statements.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 2000


NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Janus Retirement Advantage WRL Series Annuity Account B (the "Annuity Account"), was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio ("WRL" or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Annuity Account encompasses the Janus Retirement Advantage, a tax-deferred variable annuity contract (the "Contracts") issued by WRL. The Annuity Account contains fourteen investment options referred to as subaccounts. Each subaccount invests in the corresponding portfolio (the "Portfolio") of the Janus Aspen Series Trust (the "Trust"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The subaccounts invest in the Institutional Shares of the Trust.

Each period reported on within the Annual Report reflects a full twelve-month period, except as follows:


SUBACCOUNT                                              INCEPTION DATE
----------                                              --------------
High-Yield                                                05/01/1996
Capital Appreciation                                      05/01/1997
Equity Income                                             05/01/1997
Growth and Income                                         05/01/1998
Strategic Value                                           05/01/2000
Global Life Sciences                                      05/01/2000
Global Technology                                         05/01/2000

On May 1, 2000, WRL made an initial contribution of $75,000 to the Annuity Account and received 2,500 units in each of the following subaccounts:
Strategic Value, Global Life Sciences and Global Technology.

The Annuity Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Annuity Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

Investments in the Trust's shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio as determined by the Trust. Investment transactions are accounted for on the trade date, using the Portfolio NAV per share next determined after receipt of sale or redemption order without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B. FEDERAL INCOME TAXES

The operations of the Annuity Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under the current Internal Revenue Code, the investment income of the Annuity Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 -- CHARGES AND DEDUCTIONS

Charges are assessed by WRL in connection with the issuance and administration of the Contracts.

A. CONTRACT CHARGES

No deduction for sales expenses is made from the purchase payments. A contingent deferred sales charge may, however, be assessed against Contract values when withdrawn or surrendered. On each anniversary through maturity date, WRL will deduct an annual Contract charge as partial compensation for providing administrative services under the Contracts. Deduction of the annual Contract charge is currently waived when the account value on the anniversary is equal to or greater than $ 25,000.

B. ANNUITY SUBACCOUNT CHARGES

A daily charge equal to an annual rate of .65% of average daily net assets of each subaccount is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2000

NOTE 2 -- (CONTINUED)

Contracts. This charge (not assessed at the individual Contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 -- DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Annuity Account, since the increase in the value of the underlying investment in a Portfolio is reflected daily in the accumulation unit value used to calculate the equity value within the Annuity Account. Consequently, a dividend distribution by the underlying Portfolio does not change either the accumulation unit value or equity values within the Annuity Account.

NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2000 are as follows (in thousands):


                                                PURCHASES       PROCEEDS
                                                   OF          FROM SALES
SUBACCOUNT                                     SECURITIES     OF SECURITIES
----------                                     ----------     -------------
Growth                                          $ 28,154       $ 10,373
Aggressive Growth                                 79,985         33,981
Capital Appreciation                              17,117         12,276
Balanced                                          11,426          6,313
Equity Income                                      8,184          5,905
Growth and Income                                 13,325          8,324
Strategic Value                                    5,722          1,119
International Growth                              26,747         13,728
Worldwide Growth                                  37,863         19,893
Global Life Sciences                              11,900          1,670
Global Technology                                 13,489          1,607
Flexible Income                                    3,856          3,613
High-Yield                                         2,347          2,378
Money Market                                      80,618         70,421


NOTE 5 -- FINANCIAL HIGHLIGHTS

Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year.

                        Report of Independent Auditors



The Board of Directors
Western Reserve Life Assurance Co. of Ohio


We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2000. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" included in the statutory-basis balance sheet of the Company as of December 31, 1999. The Separate Account balance sheets as of December 31, 1999 were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts as of December 31, 1999, is based solely on the report of the other auditors.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.


As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2000 and 1999, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2000.

However, in our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2000 and 1999, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


/s/ Ernst & Young LLP


Des Moines, Iowa
February 15, 2001

                  Western Reserve Life Assurance Co. of Ohio

                       Balance Sheets -- Statutory Basis
               (Dollars in thousands, except per share amounts)



                                                               December 31
                                                           2000            1999
                                                      ---------------------------
Admitted assets
Cash and invested assets:
 Cash and short-term investments                      $    25,465     $    23,932
 Bonds                                                     92,652         119,731
 Common stocks:
  Affiliated entities (cost: 2000 and 1999 -- $243)         4,164           2,156
  Other (cost: 2000 and 1999 -- $302)                         352             358
 Mortgage loans on real estate                             14,041           9,698
  Home office properties                                   33,571          34,066
  Investment properties                                    10,808          11,078
  Policy loans                                            284,335         182,975
  Other invested assets                                    10,091              --
                                                      ---------------------------
Total cash and invested assets                            475,479         383,994
Federal income taxes recoverable                           22,547              --
Premiums deferred and uncollected                             908             785
Accrued investment income                                   1,475           1,638
Transfers from separate accounts due or accrued           480,404         463,721
Cash surrender value of life insurance policies            49,787          47,518
Other assets                                                5,905           6,614
Separate account assets                                10,190,653      11,587,982
                                                      ---------------------------
Total admitted assets                                 $11,227,158     $12,492,252
                                                      ===========================

See accompanying notes.

                                                           December 31
                                                       2000            1999
                                                  -----------------------------
Liabilities and capital and surplus
Liabilities:
 Aggregate reserves for policies and contracts:
  Life                                            $   400,695     $   302,138
  Annuity                                             259,199         268,864
 Policy and contract claim reserves                    13,474           9,269
 Other policyholders' funds                            39,118          38,633
 Remittances and items not allocated                   21,192          20,686
 Federal income taxes payable                              --           5,873
 Asset valuation reserve                                4,726           3,809
 Interest maintenance reserve                           5,934           7,866
 Short-term note payable to affiliate                  71,400          17,100
 Payable to affiliate                                  17,406             964
 Other liabilities                                     62,528          49,478
 Separate account liabilities                      10,185,342      11,582,656
                                                  ---------------------------
Total liabilities                                  11,081,014      12,307,336
Capital and surplus:
 Common stock, $1.00 par value, 3,000,000 shares
   authorized and 2,500,000 shares issued and
   outstanding                                          2,500           2,500
 Paid-in surplus                                      120,107         120,107
 Unassigned surplus                                    23,537          62,309
                                                  ---------------------------
Total capital and surplus                             146,144         184,916
                                                  ---------------------------
Total liabilities and capital and surplus         $11,227,158     $12,492,252
                                                  ===========================

See accompanying notes.

                  Western Reserve Life Assurance Co. of Ohio

                  Statements of Operations -- Statutory Basis
                            (Dollars in thousands)

                                                                          Year ended December 31
                                                                    2000            1999            1998
                                                               -------------------------------------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life                                                          $  741,937      $  584,729      $  476,053
  Annuity                                                        1,554,430       1,104,525         794,841
 Net investment income                                              47,867          39,589          36,315
 Amortization of interest maintenance reserve                        1,656           1,751             744
 Commissions and expense allowances on reinsurance ceded             1,648           4,178          15,333
 Income from fees associated with investment
   management, administration and contract guarantees for
   separate accounts                                               149,086         104,775          72,817
 Other income                                                       58,531          44,366          67,751
                                                                ------------------------------------------
                                                                 2,555,155       1,883,913       1,463,854
Benefits and expenses:
 Benefits paid or provided for:
  Life                                                              58,813          35,591          42,982
  Surrender benefits                                               888,060         689,535         551,528
  Other benefits                                                    47,855          32,201          31,280
 Increase (decrease) in aggregate reserves for policies
   and contracts:
   Life                                                             98,557          70,542          42,940
   Annuity                                                          (9,665)          3,446         (30,872)
   Other                                                                67            (121)         32,178
                                                                ------------------------------------------
                                                                 1,083,687         831,194         670,036
Insurance expenses:
 Commissions                                                       316,337         246,334         205,939
 General insurance expenses                                        120,798         112,536         102,611
 Taxes, licenses and fees                                           23,193          19,019          15,545
 Net transfers to separate accounts                              1,068,213         625,598         475,435
 Other expenses                                                         36              --              59
                                                                ------------------------------------------
                                                                 1,528,577       1,003,487         799,589
                                                                ------------------------------------------
                                                                 2,612,264       1,834,681       1,469,625
                                                                ------------------------------------------
Gain (loss) from operations before federal income tax
 expense (benefit) and net realized capital gains (losses)
 on investments                                                    (57,109)         49,232          (5,771)
Federal income tax expense (benefit)                               (17,470)         11,816            (347)
                                                                ------------------------------------------
Gain (loss) from operations before net realized capital gains
 (losses) on investments                                           (39,639)         37,416          (5,424)
Net realized capital gains (losses) on investments (net of
 related federal income taxes and amounts transferred to
 interest maintenance reserve)                                        (856)           (716)          1,494
                                                                ------------------------------------------
Net income (loss)                                               $  (40,495)     $   36,700      $   (3,930)
                                                                ==========================================

See accompanying notes.

                  Western Reserve Life Assurance Co. of Ohio

        Statements of Changes in Capital and Surplus -- Statutory Basis
                            (Dollars in thousands)

                                                                                       Total
                                            Common      Paid-In      Unassigned     Capital and
                                             Stock      Surplus        Surplus        Surplus
                                           ----------------------------------------------------
Balance at January 1, 1998                  $1,500     $ 88,015      $  25,348      $ 114,863
 Net loss                                       --           --         (3,930)        (3,930)
 Change in net unrealized capital gains         --           --            248            248
 Change in non-admitted assets                  --           --         (1,815)        (1,815)
 Change in asset valuation reserve              --           --           (412)          (412)
 Change in surplus in separate accounts         --           --           (341)          (341)
 Change in reserve valuation                    --           --         (2,132)        (2,132)
 Capital contribution                           --       32,092             --         32,092
 Settlement of prior period tax returns         --           --            353            353
 Tax benefits on stock options exercised        --           --          4,654          4,654
                                            -------------------------------------------------
Balance at December 31, 1998                 1,500      120,107         21,973        143,580
 Net income                                     --           --         36,700         36,700
 Change in net unrealized capital gains         --           --          1,421          1,421
 Change in non-admitted assets                  --           --            703            703
 Change in asset valuation reserve              --           --           (961)          (961)
 Change in surplus in separate accounts         --           --            451            451
 Transfer from unassigned surplus to
   common stock (stock dividend)             1,000           --         (1,000)            --
 Settlement of prior period tax returns         --           --          1,000          1,000
 Tax benefits on stock options exercised        --           --          2,022          2,022
                                            -------------------------------------------------
Balance at December 31, 1999                 2,500      120,107         62,309        184,916
 Net loss                                       --           --        (40,495)       (40,495)
 Change in net unrealized capital gains         --           --          1,571          1,571
 Change in non-admitted assets                  --           --         (1,359)        (1,359)
 Change in asset valuation reserve              --           --           (917)          (917)
 Change in surplus in separate accounts         --           --           (314)          (314)
 Settlement of prior period tax returns         --           --             30             30
 Tax benefits on stock options exercised        --           --          2,712          2,712
                                            -------------------------------------------------
Balance at December 31, 2000                $2,500     $120,107      $  23,537      $ 146,144
                                            =================================================

See accompanying notes.

                  Western Reserve Life Assurance Co. of Ohio

                  Statements of Cash Flow -- Statutory Basis
                            (Dollars in thousands)

                                                                    Year ended December 31
                                                              2000            1999            1998
                                                         ---------------------------------------------
Operating activities
Premiums and other considerations, net of reinsurance     $2,356,441      $1,738,870      $1,356,732
Net investment income                                         51,583          44,235          38,294
Life and accident and health claims                          (55,030)        (35,872)        (44,426)
Surrender benefits and other fund withdrawals               (888,060)       (689,535)       (551,528)
Other benefits to policyholders                              (43,721)        (32,642)        (31,231)
Commissions, other expenses and other taxes                 (456,874)       (382,372)       (326,080)
Net transfers to separate accounts                          (935,755)       (628,762)       (461,982)
Federal income taxes received (paid)                          (8,236)         (9,637)         11,956
Other, net                                                    16,913         (21,054)         (7,109)
                                                          ------------------------------------------
Net cash provided by (used in) operating activities           37,261         (16,769)        (15,374)
Investing activities
Proceeds from investments sold, matured or repaid:
 Bonds                                                        45,079         114,177         143,449
 Mortgage loans on real estate                                   227             212             221
 Other                                                           345              18              --
                                                          ------------------------------------------
                                                              45,651         114,407         143,670
Cost of investments acquired:
 Bonds                                                       (18,005)        (49,279)        (68,202)
 Common stocks                                                    --              --             (93)
 Mortgage loans on real estate                                (5,003)             (1)         (5,313)
 Real estate                                                    (108)           (286)        (26,213)
 Policy loans                                               (101,360)        (69,993)        (36,241)
 Other invested assets                                       (11,203)             --              --
 Other                                                            --            (855)           (414)
                                                          ------------------------------------------
                                                            (135,679)       (120,414)       (136,476)
                                                          ------------------------------------------
Net cash provided by (used in) investing activities          (90,028)         (6,007)          7,194
Financing activities
Issuance (payment) of short-term note payable to
  affiliate, net                                              54,300         (27,100)         36,000
Capital contribution                                              --              --          32,092
                                                          ------------------------------------------
Net cash provided by (used in) financing activities           54,300         (27,100)         68,092
                                                          ------------------------------------------
Increase (decrease) in cash and short-term investments         1,533         (49,876)         59,912
Cash and short-term investments at beginning of year          23,932          73,808          13,896
                                                          ------------------------------------------
Cash and short-term investments at end of year            $   25,465      $   23,932      $   73,808
                                                          ==========================================

See accompanying notes.

                  Western Reserve Life Assurance Co. of Ohio

               Notes to Financial Statements -- Statutory-Basis
                            (Dollars in thousands)


                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies or over the expected gross profit stream; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e)

                  Western Reserve Life Assurance Co. of Ohio

                            (Dollars in thousands)

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies (continued)

reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to unassigned surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; (l) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to surplus, rather than reported as a component of income tax expense in the statement of operations; and (n) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

The National Association of Insurance Commissioners ("NAIC") has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual is effective January 1, 2001. The State of Ohio has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported as an adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.

Other significant statutory accounting practices are as follows:

                  Western Reserve Life Assurance Co. of Ohio

                            (Dollars in thousands)

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2000, 1999 and 1998, net realized capital gains (losses) of $(276), $(67) and $1,294, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,656, $1,751 and $744 for the years ended December 31, 2000, 1999 and 1998, respectively.

                  Western Reserve Life Assurance Co. of Ohio

                            (Dollars in thousands)

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2000, 1999 and 1998, with respect to such practices.

Aggregate Reserves for Policies

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

                  Western Reserve Life Assurance Co. of Ohio

                            (Dollars in thousands)

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $2,336,299, $1,675,642 and $1,240,858 in 2000, 1999 and
1998, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

Stock Option Plan

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the 2000 presentation.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

2. Fair Values of Financial Instruments

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

      Investment Securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

      Mortgage Loans and Policy Loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

      Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

      Short-Term Note Payable to Affiliate: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

2. Fair Values of Financial Instruments (continued)

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                  December 31
                                                     2000                            1999
                                         -----------------------------   -----------------------------
                                            Carrying                        Carrying
                                             Amount        Fair Value        Amount        Fair Value
                                         -------------   -------------   -------------   -------------
Admitted assets
Cash and short-term investments          $   25,465      $   25,465      $   23,932      $   23,932
Bonds                                        92,652          93,766         119,731         119,076
Common stocks, other than affiliates            352             352             358             358
Mortgage loans on real estate                14,041          14,422           9,698           9,250
Policy loans                                284,335         284,335         182,975         182,975
Separate account assets                  10,190,653      10,190,653      11,587,982      11,587,982
Liabilities
Investment contract liabilities             298,279         291,457         301,403         294,342
Short-term note payable to affiliate         71,400          71,400          17,100          17,100
Separate account annuities                7,305,380       7,142,011       8,271,548       8,079,141

3. Investments


The carrying amount and estimated fair value of investments in debt securities are as follows:

                                                               Gross          Gross       Estimated
                                               Carrying     Unrealized     Unrealized       Fair
                                                Amount         Gains         Losses         Value
                                              -----------------------------------------------------
December 31, 2000
Bonds:
 United States Government and agencies         $ 4,580        $   78         $   15       $ 4,643
 State, municipal and other government           1,478            85             --         1,563
 Public utilities                               13,061            75            159        12,977
 Industrial and miscellaneous                   42,482         1,673            811        43,344
 Mortgage and other asset-backed securities     31,051           416            228        31,239
                                               --------------------------------------------------
Total bonds                                    $92,652        $2,327         $1,213       $93,766
                                               ==================================================

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

3. Investments (continued)

                                                               Gross          Gross       Estimated
                                               Carrying     Unrealized     Unrealized       Fair
                                                Amount         Gains         Losses         Value
                                              -----------------------------------------------------
December 31, 1999
Bonds:
 United States Government and agencies         $  4,755       $    4         $   66       $  4,693
 State, municipal and other government            2,185           12             --          2,197
 Public utilities                                13,134          129            368         12,895
 Industrial and miscellaneous                    52,997        1,213          1,208         53,002
 Mortgage and other asset-backed securities      46,660          480            851         46,289
                                               ---------------------------------------------------
Total bonds                                    $119,731       $1,838         $2,493       $119,076
                                               ===================================================

The carrying amount and fair value of bonds at December 31, 2000 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                           Estimated
                                              Carrying       Fair
                                               Amount        Value
                                             -----------------------
Due in one year or less                       $ 3,006      $ 3,027
Due one through five years                     30,022       30,264
Due five through ten years                     21,811       22,273
Due after ten years                             6,762        6,963
                                              --------------------
                                               61,601       62,527
Mortgage and other asset-backed securities     31,051       31,239
                                              --------------------
                                              $92,652      $93,766
                                              ====================

A detail of net investment income is presented below:

                                             Year ended December 31
                                          2000         1999         1998
                                      -------------------------------------
Interest on bonds                      $  8,540      $ 12,094     $ 17,150
Dividends on equity investments from
  subsidiaries                           26,453        18,555       13,233
Interest on mortgage loans                  776           746          499
Rental income on real estate              6,034         5,794        2,839
Interest on policy loans                 14,372         9,303        6,241
Other investment income                       1           414          540
                                       -----------------------------------
Gross investment income                  56,176        46,906       40,502
Investment expenses                      (8,309)       (7,317)      (4,187)
                                       -----------------------------------
Net investment income                  $ 47,867      $ 39,589     $ 36,315
                                       ===================================

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

3. Investments (continued)

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:


                                      Year ended December 31
                                 2000          1999          1998
                              --------------------------------------
Proceeds                       $45,079      $114,177      $143,449
                               ===================================
Gross realized gains           $   117      $  1,762      $  4,641
Gross realized losses              480         1,709           899
                               -------
Net realized gains (losses)    $  (363)     $     53      $  3,742
                               ===================================

At December 31, 2000, bonds with an aggregate carrying value of $4,025 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                         Realized
                                           ------------------------------------
                                                  Year ended December 31
                                              2000         1999         1998
                                           ------------------------------------
Debt securities                             $   (363)    $   53      $  3,742
Other invested assets                         (1,115)        18           (18)
                                            ---------------------------------
                                              (1,478)        71         3,724
Tax benefit (expense)                            346       (854)         (936)
Transfer to interest maintenance reserve         276         67        (1,294)
                                            ---------------------------------
Net realized gains (losses)                 $   (856)    $ (716)     $  1,494
                                            =================================


                                         Changes in Unrealized
                                    -------------------------------
                                        Year ended December 31
                                       2000        1999       1998
                                    -------------------------------
Common stocks                        $2,002      $1,426      $248
Mortgage loans                         (431)         (5)       --
                                     ----------------------------
Change in unrealized appreciation    $1,571      $1,421      $248
                                     ============================

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

3. Investments (continued)

Gross unrealized gains (losses) on common stocks were as follows:

                            Unrealized
                       ---------------------
                            December 31
                          2000        1999
                       ---------------------
Unrealized gains        $4,040      $1,995
Unrealized losses          (69)        (26)
                        ------------------
Net unrealized gains    $3,971      $1,969
                        ==================

During 2000, the Company issued one mortgage loan with a lending rate of 7.97%. The percentage of the loan to the value of the security at the time of origination was 69%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2000, 1999 and 1998, no mortgage loans were foreclosed and transferred to real estate. During 2000 and 1999, the Company held a mortgage loan loss reserve in the asset valuation reserve of $0 and $110, respectively.

At December 31, 2000, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

4. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                 Year ended December 31
                           2000            1999            1998
                      ---------------------------------------------
Direct premiums        $2,385,134      $1,748,265      $1,345,752
Reinsurance assumed            --              --             461
Reinsurance ceded         (88,767)        (59,011)        (75,319)
                       ------------------------------------------
Net premiums earned    $2,296,367      $1,689,254      $1,270,894
                       ==========================================

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

4. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $8,856, $4,916 and $5,260 during 2000, 1999 and 1998, respectively. At December 31, 2000 and 1999, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $2,337 and $1,557, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2000 and 1999 of $5,128 and $3,487, respectively.

5. Income Taxes

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and realized capital gains (losses) on investments for the following reasons:

                                                                   Year ended December 31
                                                              2000           1999           1998
                                                         -------------------------------------------
Computed tax (benefit) at federal statutory rate (35%)     $ (19,988)     $  17,231       $ (2,019)
Deferred acquisition costs -- tax basis                       14,725         11,344          9,672
Tax reserve valuation                                            123         (2,272)         1,513
Excess tax depreciation                                         (426)          (727)          (442)
Amortization of IMR                                             (580)          (613)          (260)
Dividend received deduction                                  (12,805)       (10,784)        (6,657)
Prior year under (over) accrual                                  560         (3,167)        (2,322)
Other, net                                                       921            804            168
                                                           ---------------------------------------
Federal income tax expense (benefit)                       $ (17,470)     $  11,816       $   (347)
                                                           =======================================

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

5. Income Taxes (continued)

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 2000). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

In 2000, the Company received $30 in interest from the Internal Revenue Service related to the 1993 tax year. In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53. Tax settlements for 2000, 1999 and 1998 were credited directly to unassigned surplus.

6. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                                      December 31
                                                                            2000                        1999
                                                                  -------------------------   ------------------------
                                                                                   Percent                    Percent
                                                                     Amount       of Total       Amount       of Total
                                                                  ----------------------------------------------------
Subject to discretionary withdrawal with market value adjust-
 ment                                                              $   11,999          0%      $   12,534         0%
Subject to discretionary withdrawal at book value less surrender
 charge                                                                72,456          1           73,903         1
Subject to discretionary withdrawal at market value                 7,305,182         96        8,271,441        96
Subject to discretionary withdrawal at book value (minimal or
 no charges or adjustments)                                           210,648          3          217,372         3
Not subject to discretionary withdrawal provision                      15,753          0           15,433         0
                                                                   ------------------------------------------------
                                                                    7,616,038        100%       8,590,683       100%
                                                                                     ===                        ===
Less reinsurance ceded                                                  2,145                       1,581
                                                                   ----------                  ----------
Total policy reserves on annuities and deposit fund liabilities    $7,613,893                  $8,589,102
                                                                   ==========                  ==========

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

6. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                             Year ended December 31
                                                       2000            1999            1998
                                                  ---------------------------------------------
Transfers as reported in the summary of
  operations of the separate accounts statement:
Transfers to separate accounts                    $2,336,299      $1,675,642      $1,240,858
Transfers from separate accounts                   1,268,865       1,056,207         774,690
                                                  ------------------------------------------
Net transfers to separate accounts                 1,067,434         619,435         466,168
Reconciling adjustments -- change in accruals
  for investment management, administration
  fees and contract guarantees, reinsurance and
  separate account surplus                               779           6,163           9,267
                                                  ------------------------------------------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement                                $1,068,213      $  625,598      $  475,435
                                                  ==========================================

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2000 and 1999, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                     Gross      Loading      Net
                                   -------------------------------
December 31, 2000
Ordinary direct renewal business    $  991       $220       $771
Ordinary new business                  133         (4)       137
                                    ----------------------------
                                    $1,124       $216       $908
                                    ============================
December 31, 1999
Ordinary direct renewal business    $1,017       $232       $785
                                    ----------------------------
                                    $1,017       $232       $785
                                    ============================

In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132 was made for the year ended December 31, 1998 related to the change in reserve methodology.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000
7. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities, is $14,614.

8. Capital Structure

During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies which do business in the state to have capital stock of at least $2,500.

9. Retirement and Compensation Plans

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,224, $1,105 and $917 for the years ended December 31, 2000, 1999 and 1998, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $930, $816 and $632 for the years ended December 31, 2000, 1999 and 1998, respectively.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

9.  Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2000, 1999 and 1998 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $108, $81 and $157 for the years ended December 31, 2000, 1999 and 1998, respectively.

10. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2000, 1999 and 1998, the Company paid $19,248, $16,905 and $12,763, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2000, 1999 and 1998, the Company received $4,665, $3,755 and $5,125, respectively, for such services, which approximates their cost.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 6.4% at December 31, 2000. During 2000, 1999 and 1998, the Company paid net interest of $2,262, $1,997 and $1,090, respectively, to affiliates.

The Company received capital contributions of $32,092 from its parent in 1998.

At December 31, 2000 and 1999, the Company had short-term note payables to an affiliate of $71,400 and $17,100, respectively. Interest on these notes ranged from 6.49% to 6.58% at December 31, 2000 and 5.15% to 5.9% at December 31, 1999.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

10. Related Party Transactions (continued)

During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 2000 and 1999, the cash surrender value of these policies was $49,787 and $47,518, respectively.

11. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,438 and $3,498 and an offsetting premium tax benefit of $777 and $837 at December 31, 2000 and 1999, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(9), $(20) and $(74) at December 31, 2000, 1999 and 1998, respectively.

12. Reconciliation of Capital and Surplus and Net Income

The following table reconciles capital and surplus and net income as reported in the 1998 Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                                                                     Year ended
                                            December 31, 1998     December 31, 1998
                                           ----------------------------------------
                                              Total Capital
                                               and Surplus         Net Income/Loss
                                           ----------------------------------------
Amounts reported in Annual Statement            $148,038              $    528
Adjustment to federal income tax benefit          (4,458)               (4,458)
                                                ------------------------------
Amounts reported herein                         $143,580              $ (3,930)
                                                ==============================

                  Western Reserve Life Assurance Co. of Ohio

                       Summary of Investments Other Than
                        Investments in Related Parties
                            (Dollars in thousands)

                               December 31, 2000

SCHEDULE I

                                                                                   Amount at Which
                                                                         Fair       Shown in the
                 Type of Investment                      Cost (1)       Value       Balance Sheet
--------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
 United States Government and government
   agencies and authorities                            $   5,029      $5,097          $   5,029
 States, municipalities and political subdivisions        11,783      11,996             11,783
 Public utilities                                         13,061      12,977             13,061
 All other corporate bonds                                62,779      63,696             62,779
                                                       ----------------------------------------
Total fixed maturities                                    92,652      93,766             92,652
Equity securities
Common stocks:
 Industrial, miscellaneous and all other                     302         352                352
                                                       ----------------------------------------
Total equity securities                                      302         352                352
Mortgage loans on real estate                             14,041                         14,041
Real estate                                               44,379                         44,379
Policy loans                                             284,335                        284,335
Cash and short-term investments                           25,465                         25,465
Other invested assets                                     10,091                         10,091
                                                       ---------                      ---------
Total investments                                      $ 471,265                      $ 471,315
                                                       =========                      =========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  Western Reserve Life Assurance Co. of Ohio

                      Supplementary Insurance Information
                            (Dollars in thousands)

SCHEDULE III

                                                                                    Benefits,
                                                                                     Claims,
                          Future Policy    Policy and                     Net      Losses and     Other
                           Benefits and     Contract      Premium     Investment   Settlement   Operating
                             Expenses     Liabilities     Revenue       Income*     Expenses    Expenses*
                         --------------------------------------------------------------------------------
Year ended December 31,
  2000
Individual life              $389,458       $13,349     $  741,090      $13,430    $  267,540   $310,243
Group life                     11,237           100            847          936         1,413        580
Annuity                       259,199            25      1,554,430       33,501       814,734    149,541
                             ---------------------------------------------------------------------------
                             $659,894       $13,474     $2,296,367      $47,867    $1,083,687   $460,364
                             ===========================================================================
Year ended December 31,
  1999
Individual life              $291,106       $ 9,152     $  583,656      $10,754    $  178,237   $261,284
Group life                     11,032           100          1,073          706         1,437        599
Annuity                       268,864            17      1,104,525       28,129       651,520    116,006
                             ---------------------------------------------------------------------------
                             $571,002       $ 9,269     $1,689,254      $39,589    $  831,194   $377,889
                             ---------------------------------------------------------------------------
Year ended December 31,
  1998
Individual life              $221,050       $ 8,624     $  474,120      $ 9,884    $  122,542   $230,368
Group life                     10,546           100          1,933          723         1,962      2,281
Annuity                       265,418           509        794,841       25,708       545,532     91,505
                             ---------------------------------------------------------------------------
                             $497,014       $ 9,233     $1,270,894      $36,315    $  670,036   $324,154
                             ===========================================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  Western Reserve Life Assurance Co. of Ohio

                                  Reinsurance
                            (Dollars in thousands)


SCHEDULE IV

                                                          Assumed                   Percentage
                                            Ceded to        From                    of Amount
                               Gross          Other        Other          Net        Assumed
                              Amount        Companies    Companies      Amount        to Net
                          --------------------------------------------------------------------
Year ended
  December 31, 2000
Life insurance in force   $76,903,969    $14,753,778        $ --    $62,150,191         0.0%
                          =================================================================
Premiums:
 Individual life          $   774,550    $    33,460        $ --    $   741,090         0.0%
 Group life                     1,100            253          --            847         0.0
 Annuity                    1,609,484         55,054          --      1,554,430         0.0
                          -----------------------------------------------------------------
                          $ 2,385,134    $    88,767        $ --    $ 2,296,367         0.0%
                          =================================================================
Year ended
  December 31, 1999
Life insurance in force   $63,040,741    $11,297,250        $ --    $51,743,491         0.0%
                          =================================================================
Premiums:
 Individual life          $   604,628    $    20,972        $ --    $   583,656         0.0%
 Group life                     1,383            310          --          1,073         0.0
 Annuity                    1,142,254         37,729          --      1,104,525         0.0
                          -----------------------------------------------------------------
                          $ 1,748,265    $    59,011        $ --    $ 1,689,254         0.0%
                          =================================================================
Year ended
  December 31, 1998
Life insurance in force   $51,064,173    $ 9,862,460        $ --    $41,201,713         0.0%
                          =================================================================
Premiums:
 Individual life          $   493,633    $    19,512        $ --    $   474,121         0.0%
 Group life                     1,691            220         461          1,932        23.8
 Annuity                      850,428         55,587          --        794,841         0.0
                          -----------------------------------------------------------------
                          $ 1,345,752    $    75,319        $461    $ 1,270,894         .03%
                          =================================================================